UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1352

Fidelity Devonshire Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2004

Item 1. Reports to Stockholders

Fidelity®

Real Estate Investment

Portfolio

Annual Report

January 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Investment Portfolio	43.63%	16.54%	12.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Real Estate Investment Portfolio on January 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Buller, Portfolio Manager of Fidelity® Real Estate Investment Portfolio

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

The fund gained 43.63% for the 12 months ending January 31, 2004, trailing the returns of the Wilshire® Real Estate Securities Index and LipperSM Real Estate Funds Average, which rose 46.47% and 45.46%, respectively. The Standard & Poor's 500 Index gained 34.57%. Investors continued to favor real estate securities' generous income stream and limited correlation to the stock market. Compared to the fund's index and peers, there were three reasons for the underperformance: a conservative positioning, having too much cash and owning Apartment Investment & Management. This large fund holding had essentially flat performance, while the Wilshire index rose more than 46%. Warehouse owner ProLogis also detracted. The stock performed slightly worse than the benchmark, but the Fund's large stake magnified the impact. One successful holding was mortgage investor Newcastle Investment, rewarded in part for its high dividend yield and excellent execution of its management strategy. The fund also benefited from two mall stocks, CBL & Associates and General Growth Properties. The entire mall industry has enjoyed strong growth rates.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Vornado Realty Trust	5.5	3.9
Simon Property Group, Inc.	5.4	4.4
CenterPoint Properties Trust (SBI)	5.2	4.9
Apartment Investment & Management Co. Class A	5.2	6.9
Starwood Hotels & Resorts Worldwide, Inc. unit	4.7	0.7
ProLogis	4.6	4.6
Duke Realty Corp.	4.1	4.1
General Growth Properties, Inc.	3.7	3.3
Reckson Associates Realty Corp.	3.7	2.2
CBL & Associates Properties, Inc.	3.6	3.5
	45.7
Top Five REIT Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	19.7	19.6
REITs - Malls	16.7	14.9
REITs - Shopping Centers	14.6	12.9
REITs - Office Buildings	13.5	16.5
REITs - Apartments	11.9	14.7
Asset Allocation (% of fund's net assets)
As of January 31, 2004 *		As of July 31, 2003 **
	Stocks 96.9%		Stocks 94.8%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	2.0%	** Foreign investments	2.6%

Annual Report

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1) (000s)
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Diversified Commercial Services - 0.4%
Cendant Corp. (a)	567,500	$ 12,854
HOTELS, RESTAURANTS & LEISURE - 4.8%
Hotels, Resorts & Cruise Lines - 4.8%
Gaylord Entertainment Co. (a)	81,700	2,372
Starwood Hotels & Resorts Worldwide, Inc. unit	3,819,060	134,966
TOTAL HOTELS, RESORTS & CRUISE LINES		137,338
REAL ESTATE - 91.7%
Real Estate Management & Development - 7.5%
Boardwalk Equities, Inc. (c)	4,243,900	55,078
Boardwalk Equities, Inc. (d)	254,100	3,298
Catellus Development Corp.	3,198,013	83,660
Forest City Enterprises, Inc. Class A	344,700	17,924
The St. Joe Co.	1,357,900	53,637
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		213,597
REITs - Apartments - 11.9%
Apartment Investment & Management Co. Class A	4,209,945	148,106
Archstone-Smith Trust	1,276,300	35,009
AvalonBay Communities, Inc.	673,068	33,048
Equity Residential (SBI)	3,182,824	92,620
Home Properties of New York, Inc.	838,636	33,587
TOTAL REITS - APARTMENTS		342,370
REITs - Health Care Facilities - 1.8%
Health Care Property Investors, Inc.	412,100	23,172
Ventas, Inc.	1,187,760	29,694
TOTAL REITS - HEALTH CARE FACILITIES		52,866
REITs - Industrial Buildings - 19.7%
CenterPoint Properties Trust (SBI) (c)	1,853,574	148,471
Duke Realty Corp.	3,555,034	116,854
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Industrial Buildings - continued
Liberty Property Trust (SBI)	1,719,000	$ 66,319
ProLogis	4,105,486	134,003
Public Storage, Inc.	2,116,360	100,548
TOTAL REITS - INDUSTRIAL BUILDINGS		566,195
REITs - Leisure - 0.3%
U.S. Restaurant Properties, Inc.	394,500	7,054
REITs - Malls - 16.7%
CBL & Associates Properties, Inc. (c)	1,724,279	104,233
General Growth Properties, Inc.	3,563,400	106,902
Simon Property Group, Inc.	2,985,460	155,393
The Mills Corp.	826,600	38,883
The Rouse Co.	1,517,600	74,727
TOTAL REITS - MALLS		480,138
REITs - Management/Investment - 3.4%
Capital Automotive (SBI)	618,749	21,836
iStar Financial, Inc.	795,700	31,844
Newcastle Investment Corp. (c)	1,676,170	43,999
TOTAL REITS - MANAGEMENT/INVESTMENT		97,679
REITs - Mobile Home Parks - 1.3%
Manufactured Home Communities, Inc.	1,073,700	36,076
REITs - Office Buildings - 13.5%
Alexandria Real Estate Equities, Inc.	477,900	29,558
Boston Properties, Inc.	1,524,200	76,256
Cousins Properties, Inc.	907,730	27,867
Equity Office Properties Trust	3,455,190	102,446
Highwoods Properties, Inc. (SBI)	85,200	2,326
Maguire Properties, Inc.	747,600	18,167
Reckson Associates Realty Corp. (c)	4,138,190	105,731
Shurgard Storage Centers, Inc.	586,300	22,285
SL Green Realty Corp.	42,200	1,813
TOTAL REITS - OFFICE BUILDINGS		386,449
REITs - Prison - 1.0%
Correctional Properties Trust (c)	901,300	28,995
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Shopping Centers - 14.6%
Cedar Shopping Centers, Inc. (a)(c)	860,900	$ 11,364
Commercial Net Lease Realty, Inc.	100,000	1,830
Developers Diversified Realty Corp.	1,971,300	67,773
Federal Realty Investment Trust (SBI)	1,104,200	45,592
Pan Pacific Retail Properties, Inc.	982,100	50,195
Price Legacy Corp. (a)(c)	2,928,984	11,980
Regency Centers Corp.	1,733,700	72,295
Vornado Realty Trust	2,809,550	157,195
TOTAL REITS - SHOPPING CENTERS		418,224
TOTAL REAL ESTATE		2,629,643
TOTAL COMMON STOCKS (Cost $2,007,379)		2,779,835
Money Market Funds - 3.6%

Fidelity Cash Central Fund, 1.08% (b) (Cost $102,642)	102,641,638	102,642
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,110,021)		2,882,477
NET OTHER ASSETS - (0.5)%		(13,585)
NET ASSETS - 100%		$ 2,868,892
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,298,000 or 0.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,480,367,000 and $1,030,031,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $29,000 for the period.
Income Tax Information
The fund hereby designates approximately $28,720,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2004

Assets
Investment in securities, at value (cost $2,110,021) - See accompanying schedule		2,882,477
Receivable for investments sold		11,756
Receivable for fund shares sold		11,127
Dividends receivable		4,314
Interest receivable		87
Prepaid expenses		12
Other affiliated receivables		2
Other receivables		125
Total assets		2,909,900

Liabilities
Payable for investments purchased	$ 36,610
Payable for fund shares redeemed	2,449
Accrued management fee	1,322
Other affiliated payables	560
Other payables and accrued expenses	67
Total liabilities		41,008

Net Assets		$ 2,868,892
Net Assets consist of:
Paid in capital		$ 2,056,538
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		39,897
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		772,457
Net Assets, for 115,913 shares outstanding		$ 2,868,892
Net Asset Value, offering price and redemption price per share ($2,868,892 ÷ 115,913 shares)		$ 24.75

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2004

Investment Income
Dividends (including $14,198 received from affiliated issuers)		$ 92,870
Interest		1,218
Security lending		53
Total income		94,141

Expenses
Management fee	$ 12,969
Transfer agent fees	5,270
Accounting and security lending fees	478
Non-interested trustees' compensation	12
Custodian fees and expenses	76
Registration fees	87
Audit	119
Legal	27
Miscellaneous	18
Total expenses before reductions	19,056
Expense reductions	(458)	18,598
Net investment income (loss)		75,543
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $2,395 on sales of investments in affiliated issuers)	71,793
Foreign currency transactions	3
Total net realized gain (loss)		71,796
Change in net unrealized appreciation (depreciation) on: Investment securities	668,070
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		668,071
Net gain (loss)		739,867
Net increase (decrease) in net assets resulting from operations		$ 815,410

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 75,543	$ 52,080
Net realized gain (loss)	71,796	9,590
Change in net unrealized appreciation (depreciation)	668,071	(56,303)
Net increase (decrease) in net assets resulting from operations	815,410	5,367
Distributions to shareholders from net investment income	(56,753)	(65,498)
Distributions to shareholders from net realized gain	(29,036)	(34,005)
Total distributions	(85,789)	(99,503)
Share transactions Net proceeds from sales of shares	974,203	1,067,549
Reinvestment of distributions	80,135	93,255
Cost of shares redeemed	(633,411)	(615,391)
Net increase (decrease) in net assets resulting from share transactions	420,927	545,413
Redemption fees	469	1,050
Total increase (decrease) in net assets	1,151,017	452,327

Net Assets
Beginning of period	1,717,875	1,265,548
End of period (including undistributed net investment income of $0 and distributions in excess of net investment income of $21,010, respectively)	$ 2,868,892	$ 1,717,875
Other Information Shares
Sold	45,936	55,811
Issued in reinvestment of distributions	3,702	4,966
Redeemed	(29,797)	(33,230)
Net increase (decrease)	19,841	27,547

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

	Years ended January 31,
	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 17.88	$ 18.47	$ 18.50	$ 14.59	$ 15.21
Income from Investment Operations
Net investment income (loss) B	.71	.60	.85	.77	.62
Net realized and unrealized gain (loss)	6.96	-C,E	.78	3.85	(.55)
Total from investment operations	7.67	.60	1.63	4.62	.07
Distributions from net investment income	(.54)	(.77)	(.78)	(.73)	(.69)
Distributions from net realized gain	(.26)	(.43)	(.89)	-	-
Total distributions	(.80)	(1.20)	(1.67)	(.73)	(.69)
Redemption fees added to paid in capitalB	-E	.01	.01	.02	- E
Net asset value, end of period	$ 24.75	$ 17.88	$ 18.47	$ 18.50	$ 14.59
Total ReturnA	43.63%	3.11%	9.20%	32.37%	.43%
Ratios to Average Net AssetsD
Expenses before expense reductions	.85%	.87%	.84%	.86%	.90%
Expenses net of voluntary waivers, if any	.85%	.87%	.84%	.86%	.90%
Expenses net of all reductions	.83%	.84%	.79%	.82%	.88%
Net investment income (loss)	3.38%	3.21%	4.54%	4.58%	4.06%
Supplemental Data
Net assets, end of period (in millions)	$ 2,869	$ 1,718	$ 1,266	$ 1,030	$ 699
Portfolio turnover rate	48%	32%	71%	71%	32%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Real Estate Investment Portfolio (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, and losses deferred due to wash sales transactions.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 793,106	|
Unrealized depreciation	(22,153)
Net unrealized appreciation (depreciation)	770,953
Undistributed ordinary income	8,828
Undistributed long-term capital gain	30,546

Cost for federal income tax purposes	$ 2,111,524

The tax character of distributions paid was as follows:

	January 31, 2004	January 31, 2003
Ordinary Income	$ 57,069	$ 68,026
Long-term Capital Gains	28,720	31,477
Total	$ 85,789	$ 99,503

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Annual Report

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .58% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,245 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $451 for the period. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $7.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boardwalk Equities, Inc.	$ 37,549	$ 8,626	$ 7,304	$ 520	$ 55,078
CBL & Associates Properties, Inc.	40,415	29,665	-	4,047	104,233
Cedar Shopping Centers, Inc.	-	9,908	-	-	11,364
CenterPoint Properties Trust (SBI)	89,062	22,486	7,229	4,586	148,471
Correctional Properties Trust	-	23,611	182	349	28,995
Newcastle Investment Corp.	-	31,727	1,344	2,344	43,999
Price Legacy Corp.	-	10,059	-	-	11,980
Reckson Associates Realty Corp.	15,123	73,112	-	2,352	105,731
TOTALS	$ 182,149	$ 209,194	$ 16,059	$ 14,198	$ 509,851

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Real Estate Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate Investment Portfolio (a fund of Fidelity Devonshire Trust) at January 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate Investment Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 26, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment 2001

Senior Vice President of Real Estate Investment. Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition,

Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Devonshire Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Real Estate Investment. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Steven J. Buller (36)

Year of Election or Appointment: 2000

Vice President of Real Estate Investment. Mr. Buller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Real Estate Investment. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Real Estate Investment. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Real Estate Investment. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Real Estate Investment. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Real Estate Investment. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Real Estate Investment. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Real Estate Investment. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Real Estate Investment. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Real Estate Investment. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Real Estate Investment Portfolio voted to pay on March 8, 2004, to shareholders of record at the opening of business on March 5, 2004, a distribution of $.29 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

A total of .07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 20% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisers

Fidelity International Investment
Advisers (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Income Fund

Real Estate Investment Portfolio

Utilities Fund

REA-UANN-0304
1.789254.100

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Equity-Income

Fund

Annual Report

January 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	35.95%	3.78%	10.45%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund on January 31, 1994. The chart shows how the value of your investment would have grown, and also shows how the Russell 3000® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of Fidelity® Equity-Income Fund

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

For the 12 months ending January 31, 2004, Equity-Income Fund returned 35.95%, beating the LipperSM Equity Income Objective Funds Average return of 31.45%, but modestly trailing the Russell 3000® Value Index, which returned 36.97%. The fund looked to the cheapest parts of the market - economically sensitive, financial, energy and health care stocks - and stuck with them throughout the year. Many cyclicals in the portfolio performed well, particularly during the fourth quarter of 2003 and into January. Financial stocks, representing the largest sector weighting in the portfolio, benefited from low interest rates, an improving economy, increased loan demand and marginally recovering credit quality. Bank of America, American International Group, Morgan Stanley and J.P. Morgan Chase all were helped by improved liquidity trends. On the downside, pharmaceutical companies Merck and Bristol-Myers Squibb lagged after patents ran out on some of their leading drugs, with no new blockbusters to take their place. AT&T fared poorly due to a poor showing in its long-distance business and the sale of its cable operations to Comcast.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Citigroup, Inc.	2.8	3.2
Exxon Mobil Corp.	2.8	2.9
American International Group, Inc.	2.7	2.5
Fannie Mae	2.2	2.2
Bank of America Corp.	2.1	2.4
Total SA	2.1	2.1
Schlumberger Ltd. (NY Shares)	1.5	1.4
Verizon Communications, Inc.	1.5	1.4
J.P. Morgan Chase & Co.	1.4	1.4
BellSouth Corp.	1.3	1.4
	20.4
Top Five Market Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	30.6	29.7
Industrials	11.5	12.1
Energy	10.9	11.0
Consumer Discretionary	10.9	11.8
Health Care	7.5	7.3
Asset Allocation (% of fund's net assets)
As of January 31, 2004 *		As of July 31, 2003 **
	Stocks 96.5%		Stocks 95.8%
	Bonds 0.2%		Bonds 0.5%
	Convertible Securities 2.0%		Convertible Securities 2.3%
	Short-Term Investments and Net Other Assets 1.3%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	11.5%	** Foreign investments	10.1%

Annual Report

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 10.2%
Automobiles - 0.3%
General Motors Corp.	134,200	$ 6,667
Toyota Motor Corp. ADR	1,075,800	71,433
		78,100
Hotels, Restaurants & Leisure - 1.4%
Caesars Entertainment, Inc. (a)	6,170,000	70,647
McDonald's Corp.	5,885,200	151,485
MGM MIRAGE (a)	1,856,100	75,005
Six Flags, Inc. (a)	3,110,086	22,517
		319,654
Household Durables - 1.0%
Maytag Corp.	1,555,620	44,553
Newell Rubbermaid, Inc.	3,992,300	97,532
Sony Corp. sponsored ADR	808,200	32,853
Whirlpool Corp.	756,300	57,441
		232,379
Media - 5.8%
Clear Channel Communications, Inc.	4,958,900	223,101
Comcast Corp. Class A (a)	6,506,837	222,013
Liberty Media Corp. Class A (a)	8,489,056	98,813
News Corp. Ltd.:
ADR	487,780	17,960
sponsored ADR	603,040	19,333
Reader's Digest Association, Inc. (non-vtg.)	2,759,029	38,240
Time Warner, Inc. (a)	16,348,090	287,236
Viacom, Inc. Class B (non-vtg.)	7,709,454	310,691
Vivendi Universal SA sponsored ADR (a)	2,340,900	62,081
Walt Disney Co.	4,240,710	101,777
		1,381,245
Multiline Retail - 0.3%
Barneys, Inc. warrants 4/1/08 (a)	420	8
Big Lots, Inc. (a)	1,000,100	14,131
Target Corp.	1,254,800	47,632
		61,771
Specialty Retail - 1.2%
Abercrombie & Fitch Co. Class A (a)	1,998,800	51,769
Charming Shoppes, Inc. (a)	508,749	2,966
Gap, Inc.	4,167,100	77,425
Limited Brands, Inc.	5,499,978	100,100
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Office Depot, Inc. (a)	2,590,200	$ 41,314
Toys 'R' Us, Inc. (a)	998,000	14,092
		287,666
Textiles Apparel & Luxury Goods - 0.2%
Liz Claiborne, Inc.	1,228,300	43,936
TOTAL CONSUMER DISCRETIONARY		2,404,751
CONSUMER STAPLES - 6.8%
Beverages - 0.8%
Anheuser-Busch Companies, Inc.	1,914,900	97,124
The Coca-Cola Co.	1,812,100	89,228
		186,352
Food & Staples Retailing - 0.7%
Albertsons, Inc.	999,900	23,358
CVS Corp.	3,817,800	136,372
		159,730
Food Products - 1.3%
Campbell Soup Co.	1,389,400	36,583
Fresh Del Monte Produce, Inc.	550,280	14,307
H.J. Heinz Co.	717,480	25,384
Hormel Foods Corp.	124,400	3,355
Interstate Bakeries Corp.	478,700	6,903
Kraft Foods, Inc. Class A	2,128,500	68,559
Tyson Foods, Inc. Class A	1,710,900	26,314
Unilever PLC sponsored ADR	3,161,400	123,389
		304,794
Household Products - 2.0%
Colgate-Palmolive Co.	3,813,100	195,498
Kimberly-Clark Corp.	2,900,500	171,304
Procter & Gamble Co.	803,800	81,248
The Dial Corp.	1,197,600	34,251
		482,301
Personal Products - 1.0%
Gillette Co.	6,703,200	242,991
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.0%
Altria Group, Inc.	3,888,900	$ 216,184
Loews Corp. - Carolina Group	855,400	22,360
		238,544
TOTAL CONSUMER STAPLES		1,614,712
ENERGY - 10.9%
Energy Equipment & Services - 2.6%
Baker Hughes, Inc.	3,534,600	123,994
BJ Services Co. (a)	1,288,355	50,426
Noble Corp. (a)	2,109,680	78,269
Schlumberger Ltd. (NY Shares)	5,718,200	349,839
		602,528
Oil & Gas - 8.3%
Anadarko Petroleum Corp.	669,400	33,403
Apache Corp.	1,748,110	67,267
BP PLC sponsored ADR	5,687,204	270,711
ChevronTexaco Corp.	2,918,341	251,999
Exxon Mobil Corp.	16,321,674	665,761
Royal Dutch Petroleum Co. (NY Shares)	3,201,700	151,761
Total SA:
Series B	899,543	158,859
sponsored ADR	3,875,403	342,198
YUKOS Corp. sponsored ADR	738,200	30,488
		1,972,447
TOTAL ENERGY		2,574,975
FINANCIALS - 30.0%
Capital Markets - 6.8%
Bank of New York Co., Inc.	7,310,334	232,103
Charles Schwab Corp.	12,255,700	154,299
Credit Suisse Group sponsored ADR	1,678,400	63,578
J.P. Morgan Chase & Co.	8,341,050	324,383
Janus Capital Group, Inc.	4,640,700	77,871
LaBranche & Co., Inc.	1,338,400	13,357
Lehman Brothers Holdings, Inc.	477,400	39,195
Mellon Financial Corp.	3,945,000	129,041
Merrill Lynch & Co., Inc.	3,788,500	222,726
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	4,683,960	$ 272,653
Nomura Holdings, Inc.	4,203,000	69,686
Piper Jaffray Companies (a)	63,882	2,999
		1,601,891
Commercial Banks - 8.3%
Bank of America Corp.	6,161,417	501,909
Bank One Corp.	5,641,639	285,523
Banknorth Group, Inc.	767,200	24,704
Comerica, Inc.	1,969,639	112,486
FleetBoston Financial Corp.	4,131,896	184,200
Huntington Bancshares, Inc.	1,147,600	25,626
Lloyds TSB Group PLC	1,663,400	13,958
PNC Financial Services Group, Inc.	1,372,800	77,577
State Bank of India	1,013,632	13,340
Sumitomo Mitsui Financial Group, Inc.	13,356	71,976
U.S. Bancorp, Delaware	6,248,102	176,634
Wachovia Corp.	3,991,352	184,560
Wells Fargo & Co.	5,121,268	294,012
		1,966,505
Consumer Finance - 1.3%
American Express Co.	4,197,200	217,583
MBNA Corp.	3,309,100	89,213
		306,796
Diversified Financial Services - 3.2%
CIT Group, Inc.	2,666,400	101,110
Citigroup, Inc.	13,493,485	667,646
		768,756
Insurance - 7.2%
ACE Ltd.	4,772,727	207,232
Allianz AG sponsored ADR	1,294,700	16,728
Allstate Corp.	5,716,700	259,881
American International Group, Inc.	9,045,157	628,186
China Life Insurance Co. Ltd. ADR	94,000	2,637
Conseco, Inc. (a)	1,002,200	22,750
Hartford Financial Services Group, Inc.	3,027,300	194,776
Marsh & McLennan Companies, Inc.	716,900	33,644
MBIA, Inc.	454,300	28,621
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	279,685	33,249
Old Republic International Corp.	522,900	13,527
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
The Chubb Corp.	1,442,000	$ 103,089
Travelers Property Casualty Corp.:
Class A	6,947,121	126,160
Class B	1,352,351	24,478
UnumProvident Corp.	1,522,900	23,803
		1,718,761
Real Estate - 0.2%
Equity Residential (SBI)	1,394,300	40,574
Thrifts & Mortgage Finance - 3.0%
Fannie Mae	6,723,400	518,374
Freddie Mac	1,602,900	100,053
Housing Development Finance Corp. Ltd.	2,557,300	36,707
MGIC Investment Corp.	718,600	49,540
		704,674
TOTAL FINANCIALS		7,107,957
HEALTH CARE - 7.4%
Health Care Equipment & Supplies - 1.2%
Baxter International, Inc.	7,224,000	210,580
Becton, Dickinson & Co.	1,349,300	60,799
		271,379
Health Care Providers & Services - 1.1%
Cardinal Health, Inc.	1,049,800	67,303
IMS Health, Inc.	2,996,273	77,094
McKesson Corp.	2,009,700	59,045
Tenet Healthcare Corp. (a)	4,691,500	58,175
		261,617
Pharmaceuticals - 5.1%
Abbott Laboratories	1,920,100	82,718
Bristol-Myers Squibb Co.	6,801,100	190,771
GlaxoSmithKline PLC sponsored ADR	766,000	33,704
Johnson & Johnson	4,503,700	240,588
Merck & Co., Inc.	6,316,400	300,661
Pfizer, Inc.	2,443,200	89,494
Roche Holding AG (participation certificate)	358,110	36,304
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	5,810,400	$ 101,914
Wyeth	3,254,000	133,251
		1,209,405
TOTAL HEALTH CARE		1,742,401
INDUSTRIALS - 11.3%
Aerospace & Defense - 3.4%
Boeing Co.	2,203,000	91,975
Bombardier, Inc. Class B (sub. vtg.)	3,449,400	15,590
EADS NV	2,613,919	56,926
Honeywell International, Inc.	7,007,150	253,098
Lockheed Martin Corp.	2,320,500	112,823
Northrop Grumman Corp.	1,026,470	99,270
Raytheon Co.	2,809,800	85,727
United Technologies Corp.	859,280	82,096
		797,505
Building Products - 0.1%
Masco Corp.	929,800	24,788
Commercial Services & Supplies - 0.6%
Viad Corp.	2,420,509	60,682
Waste Management, Inc.	2,929,400	81,320
		142,002
Construction & Engineering - 0.1%
Fluor Corp.	729,600	27,039
Electrical Equipment - 0.3%
Emerson Electric Co.	1,245,600	79,594
Industrial Conglomerates - 3.0%
3M Co.	744,600	58,890
General Electric Co.	6,925,500	232,905
Hutchison Whampoa Ltd.	5,878,000	48,944
Textron, Inc.	1,999,600	106,539
Tyco International Ltd.	10,135,840	271,134
		718,412
Machinery - 2.7%
Caterpillar, Inc.	1,587,600	124,039
Deere & Co.	889,800	55,701
Dover Corp.	332,800	13,751
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Eaton Corp.	700,100	$ 81,317
Illinois Tool Works, Inc.	702,400	54,857
Ingersoll-Rand Co. Ltd. Class A	2,793,146	185,828
Kennametal, Inc.	312,248	13,239
Navistar International Corp. (a)	459,600	21,854
Parker Hannifin Corp.	881,000	48,446
Timken Co.	1,427,500	31,476
		630,508
Road & Rail - 1.1%
Burlington Northern Santa Fe Corp.	4,243,500	136,344
Union Pacific Corp.	1,856,700	119,571
		255,915
TOTAL INDUSTRIALS		2,675,763
INFORMATION TECHNOLOGY - 6.5%
Communications Equipment - 0.4%
Lucent Technologies, Inc. (a)	1,378,200	6,174
Motorola, Inc.	5,529,900	91,686
		97,860
Computers & Peripherals - 1.8%
Hewlett-Packard Co.	9,174,861	218,270
International Business Machines Corp.	1,463,700	145,243
Storage Technology Corp. (a)	862,400	25,010
Sun Microsystems, Inc. (a)	8,364,500	44,415
		432,938
Electronic Equipment & Instruments - 1.4%
Arrow Electronics, Inc. (a)	1,675,500	44,836
Avnet, Inc. (a)	2,768,900	72,961
PerkinElmer, Inc.	2,169,400	44,798
Solectron Corp. (a)	7,166,400	50,881
Tektronix, Inc.	1,058,400	32,884
Thermo Electron Corp. (a)	3,308,200	92,200
		338,560
IT Services - 0.5%
Ceridian Corp. (a)	2,615,500	53,775
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Concord EFS, Inc. (a)	1,915,900	$ 27,053
First Data Corp.	1,217,000	47,658
		128,486
Office Electronics - 0.3%
Xerox Corp. (a)	4,253,600	62,273
Semiconductors & Semiconductor Equipment - 1.4%
Intel Corp.	4,719,500	144,417
Micron Technology, Inc. (a)	4,199,700	67,657
Rohm Co. Ltd.	335,400	42,333
Samsung Electronics Co. Ltd.	148,550	66,445
		320,852
Software - 0.7%
Microsoft Corp.	5,995,600	165,778
TOTAL INFORMATION TECHNOLOGY		1,546,747
MATERIALS - 6.6%
Chemicals - 2.7%
Arch Chemicals, Inc.	1,074,350	26,644
BOC Group PLC	1,677,400	27,079
Dow Chemical Co.	5,271,200	221,127
Eastman Chemical Co.	809,100	32,275
Ferro Corp.	540,400	14,023
Great Lakes Chemical Corp.	475,200	12,165
Hercules Trust II unit	31,600	24,150
Hercules, Inc. (a)	1,345,100	16,410
Lyondell Chemical Co.	3,110,962	53,322
Millennium Chemicals, Inc.	2,025,857	25,668
Olin Corp.	1,293,000	24,658
PolyOne Corp. (a)	2,710,100	18,185
PPG Industries, Inc.	844,200	49,158
Praxair, Inc.	2,994,760	106,044
		650,908
Containers & Packaging - 0.5%
Owens-Illinois, Inc. (a)	1,262,400	14,114
Smurfit-Stone Container Corp. (a)	5,390,040	92,924
		107,038
Metals & Mining - 2.2%
Alcan, Inc.	2,195,200	93,718
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Alcoa, Inc.	6,650,076	$ 227,300
Freeport-McMoRan Copper & Gold, Inc. Class B	669,930	24,694
Nucor Corp.	646,600	36,410
Phelps Dodge Corp. (a)	1,879,700	142,237
		524,359
Paper & Forest Products - 1.2%
Bowater, Inc.	883,800	39,550
Georgia-Pacific Corp.	3,566,590	100,221
International Paper Co.	1,458,300	61,642
Weyerhaeuser Co.	1,462,200	89,867
		291,280
TOTAL MATERIALS		1,573,585
TELECOMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 4.2%
BellSouth Corp.	11,025,501	322,275
Qwest Communications International, Inc. (a)	5,141,500	20,772
SBC Communications, Inc.	12,231,144	311,894
Verizon Communications, Inc.	9,433,444	347,717
		1,002,658
UTILITIES - 2.6%
Electric Utilities - 2.3%
Allegheny Energy, Inc. (a)	908,900	11,470
Dominion Resources, Inc.	2,657,300	170,492
Entergy Corp.	1,800,500	105,293
FirstEnergy Corp.	3,328,900	124,900
PG&E Corp. (a)	904,200	24,278
TXU Corp.	2,579,361	61,905
Wisconsin Energy Corp.	1,423,300	47,097
		545,435
Gas Utilities - 0.1%
NiSource, Inc.	1,153,041	24,214
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Multi-Utilities & Unregulated Power - 0.2%
El Paso Corp.	701,764	$ 5,965
SCANA Corp.	1,395,500	48,452
		54,417
TOTAL UTILITIES		624,066
TOTAL COMMON STOCKS (Cost $17,604,578)		22,867,615
Preferred Stocks - 1.3%

Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.2%
General Motors Corp.:
Series B, 5.25%	863,700	22,560
Series C, 6.25%	577,800	17,831
		40,391
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	821,600	18,486
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a)	956,400	0
TOTAL CONSUMER DISCRETIONARY		58,877
FINANCIALS - 0.4%
Capital Markets - 0.1%
State Street Corp. 6.75%	56,800	14,189
Consumer Finance - 0.2%
Ford Motor Co. Capital Trust II 6.50%	976,600	52,307
Insurance - 0.1%
The Chubb Corp.:
7.00%	363,600	10,610
Series B, 7.00%	274,000	8,036
Travelers Property Casualty Corp. 4.50%	500,000	12,795
		31,441
TOTAL FINANCIALS		97,937
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Baxter International, Inc. 7.00%	343,300	$ 17,465
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. 8.25%	380,400	20,511
INFORMATION TECHNOLOGY - 0.3%
Communications Equipment - 0.2%
Motorola, Inc. 7.00%	918,300	43,954
IT Services - 0.1%
Electronic Data Systems Corp. 7.625% PRIDES	993,100	21,719
Office Electronics - 0.0%
Xerox Corp. Series C, 6.25%	57,800	7,860
TOTAL INFORMATION TECHNOLOGY		73,533
UTILITIES - 0.1%
Electric Utilities - 0.1%
Cinergy Corp. 9.50% PRIDES	240,300	15,297
TXU Corp. 8.75%	486,700	16,974
		32,271
TOTAL CONVERTIBLE PREFERRED STOCKS		300,594
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc.:
(depositary shares) Series M, 11.125%	2,385	252
Series H, 11.75%	3,270	343
		595
TOTAL PREFERRED STOCKS (Cost $320,899)		301,189
Corporate Bonds - 0.9%
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.7%
CONSUMER DISCRETIONARY - 0.3%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	$ 29,740	$ 15,707
Media - 0.2%
Liberty Media Corp.3.5% 1/15/31 (f)	24,460	22,167
News America, Inc. liquid yield option note 0% 2/28/21 (f)	49,080	28,037
		50,204
Multiline Retail - 0.0%
JCPenney Co., Inc. 5% 10/15/08 (f)	3,580	3,918
Specialty Retail - 0.0%
Gap, Inc. 5.75% 3/15/09	4,750	6,169
J. Baker, Inc. 7% 6/1/49 (c)	13,300	133
		6,302
TOTAL CONSUMER DISCRETIONARY		76,131
FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Navistar Financial Corp. 4.75% 4/1/09 (f)	5,734	6,219
Insurance - 0.1%
Loews Corp. 3.125% 9/15/07	11,000	10,588
TOTAL FINANCIALS		16,807
INDUSTRIALS - 0.1%
Commercial Services & Supplies - 0.1%
ADT Operations, Inc. liquid yield option note 0% 7/6/10	19,295	28,053
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	14,100	19,985
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.1%
Agilent Technologies, Inc. 3% 12/1/21	$ 14,330	$ 17,655
Celestica, Inc. liquid yield option note 0% 8/1/20	1,230	667
		18,322
TOTAL INFORMATION TECHNOLOGY		38,307
TOTAL CONVERTIBLE BONDS		159,298
Nonconvertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Auto Components - 0.0%
Dana Corp.:
6.5% 3/1/09	95	99
9% 8/15/11	125	146
Navistar International Corp. 8% 2/1/08	100	102
Stoneridge, Inc. 11.5% 5/1/12	50	59
United Components, Inc. 9.375% 6/15/13	90	99
		505
Hotels, Restaurants & Leisure - 0.1%
Bally Total Fitness Holding Corp.:
9.875% 10/15/07	300	260
10.5% 7/15/11	400	392
Capstar Hotel Co. 8.75% 8/15/07	570	588
Domino's, Inc. 8.25% 7/1/11	140	150
Extended Stay America, Inc. 9.875% 6/15/11	450	497
Friendly Ice Cream Corp. 10.5% 12/1/07	240	249
Gaylord Entertainment Co. 8% 11/15/13 (f)	70	75
Herbst Gaming, Inc. 10.75% 9/1/08	145	163
Host Marriott LP:
7.125% 11/1/13 (f)	95	99
8.375% 2/15/06	95	101
MGM MIRAGE 6% 10/1/09	220	228
Mohegan Tribal Gaming Authority:
6.375% 7/15/09	140	146
8.375% 7/1/11	50	55
Morton's Restaurant Group, Inc. 7.5% 7/1/10	80	77
MTR Gaming Group, Inc. 9.75% 4/1/10	120	131
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Penn National Gaming, Inc. 6.875% 12/1/11 (f)	$ 200	$ 202
Premier Entertainment Biloxi LLC 10.75% 2/1/12 (f)	50	53
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09	405	448
Six Flags, Inc. 9.625% 6/1/14 (f)	300	318
Station Casinos, Inc. 6.5% 2/1/14 (f)	90	92
Sun International Hotels Ltd./Sun International North America, Inc. 8.875% 8/15/11	505	552
Town Sports International, Inc. 9.625% 4/15/11	150	160
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10	130	150
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625% 9/15/12 (f)	108	114
Wheeling Island Gaming, Inc. 10.125% 12/15/09	500	543
Wynn Las Vegas LLC/ Wynn Las Vegas Capital Corp. 12% 11/1/10	695	827
		6,670
Household Durables - 0.0%
Beazer Homes USA, Inc. 8.375% 4/15/12	50	56
D.R. Horton, Inc. 8.5% 4/15/12	135	153
Juno Lighting, Inc. 11.875% 7/1/09	165	179
K. Hovnanian Enterprises, Inc.:
7.75% 5/15/13	75	79
8.875% 4/1/12	70	76
Ryland Group, Inc. 9.125% 6/15/11	195	222
Simmons Co. 7.875% 1/15/14 (f)	50	51
Standard Pacific Corp. 7.75% 3/15/13	140	150
WCI Communities, Inc. 9.125% 5/1/12	95	105
William Lyon Homes, Inc. 10.75% 4/1/13	345	404
		1,475
Leisure Equipment & Products - 0.0%
The Hockey Co. 11.25% 4/15/09	215	245
Media - 0.0%
AMC Entertainment, Inc.:
9.5% 3/15/09	105	108
9.875% 2/1/12	110	122
Carmike Cinemas, Inc. 7.5% 2/15/14 (f)	140	141
CBD Media LLC/ CBD Finance, Inc. 8.625% 6/1/11	60	66
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Comcast UK Cable Partners Ltd. yankee 11.2% 11/15/07	$ 545	$ 545
Corus Entertainment, Inc. 8.75% 3/1/12	200	222
CSC Holdings, Inc.:
7.875% 2/15/18	175	193
9.875% 2/15/13	220	228
EchoStar DBS Corp.:
9.125% 1/15/09	87	97
10.375% 10/1/07	455	495
Granite Broadcasting Corp. 9.75% 12/1/10 (f)	90	89
LBI Media, Inc. 10.125% 7/15/12	515	592
LodgeNet Entertainment Corp. 9.5% 6/15/13	60	67
PEI Holdings, Inc. 11% 3/15/10	145	168
PRIMEDIA, Inc.:
7.625% 4/1/08	165	166
8.875% 5/15/11	50	52
Videotron LTEE 6.875% 1/15/14 (f)	100	104
Vivendi Universal SA 6.25% 7/15/08	150	158
XM Satellite Radio, Inc. 12% 6/15/10	215	246
		3,859
Multiline Retail - 0.0%
Barneys, Inc. 9% 4/1/08	420	428
Specialty Retail - 0.0%
Asbury Automotive Group, Inc.:
8% 3/15/14 (f)	180	183
9% 6/15/12	180	191
General Nutrition Centers, Inc. 8.5% 12/1/10 (f)	50	52
Sonic Automotive, Inc. 8.625% 8/15/13 (f)	110	117
Toys 'R' US, Inc. 7.875% 4/15/13	150	163
United Auto Group, Inc. 9.625% 3/15/12	180	200
		906
Textiles Apparel & Luxury Goods - 0.0%
Levi Strauss & Co.:
7% 11/1/06	315	211
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Textiles Apparel & Luxury Goods - continued
Levi Strauss & Co.: - continued
11.625% 1/15/08	$ 55	$ 36
12.25% 12/15/12	200	130
		377
TOTAL CONSUMER DISCRETIONARY		14,465
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp.:
6.875% 8/15/13	335	325
9.5% 2/15/11	235	263
The Great Atlantic & Pacific Tea Co. 7.75% 4/15/07	75	67
		655
Food Products - 0.0%
Del Monte Corp. 9.25% 5/15/11	205	228
Doane Pet Care Co. 9.75% 5/15/07	400	382
Dole Food Co., Inc. 7.25% 6/15/10	200	208
Hines Nurseries, Inc. 10.25% 10/1/11	70	76
United Agriculture Products, Inc. 8.25% 12/15/11 (f)	60	63
		957
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	65	68
Personal Products - 0.0%
Elizabeth Arden, Inc. 7.75% 1/15/14 (f)	50	51
Jafra Cosmetics International, Inc./Distribuidora Comercial Jafra SA de CV 10.75% 5/15/11	130	144
		195
TOTAL CONSUMER STAPLES		1,875
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Grant Prideco, Inc. 9% 12/15/09	60	67
Hanover Compressor Co. 8.625% 12/15/10	50	53
		120
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - 0.0%
Chesapeake Energy Corp. 7.5% 9/15/13	$ 230	$ 247
EXCO Resources, Inc. 7.25% 1/15/11 (f)	50	51
General Maritime Corp. 10% 3/15/13	525	583
GulfTerra Energy Partners LP/GulfTerra Energy Finance Corp. 10.625% 12/1/12	61	75
Nuevo Energy Co.:
9.375% 10/1/10	50	55
9.5% 6/1/08	42	44
Overseas Shipholding Group, Inc. 8.25% 3/15/13	140	154
Plains Exploration & Production Co. LP 8.75% 7/1/12	170	189
Tesoro Petroleum Corp. 8% 4/15/08	80	86
The Coastal Corp.:
6.375% 2/1/09	15	13
6.95% 6/1/28	125	97
7.75% 10/15/35	75	62
		1,656
TOTAL ENERGY		1,776
FINANCIALS - 0.1%
Capital Markets - 0.0%
Equinox Holdings Ltd. 9% 12/15/09 (f)	30	31
Consumer Finance - 0.0%
AmeriCredit Corp. 9.875% 4/15/06	95	98
Diversified Financial Services - 0.1%
Ahold Finance USA, Inc.:
6.25% 5/1/09	185	190
6.875% 5/1/29	210	193
8.25% 7/15/10	235	259
American Airlines, Inc. pass thru trust certificates:
6.817% 5/23/11	155	149
6.977% 11/23/22	20	19
7.377% 5/23/19	346	274
Arch Western Finance LLC 6.75% 7/1/13 (f)	275	289
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	280	305
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13 (f)	170	175
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Charter Communications Holding II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10 (f)	$ 315	$ 332
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp. 10% 4/1/09	235	214
CMS Energy X-TRAS pass thru trust certificates 7% 1/15/05	415	415
Continental Airlines, Inc. pass thru trust certificates:
6.748% 9/15/18	24	21
6.9% 1/2/17	43	38
7.73% 9/15/12	51	45
8.321% 11/1/06	15	15
Delta Air Lines, Inc. pass thru trust certificates:
7.299% 9/18/06	40	37
7.779% 1/2/12	810	705
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	57	64
Gemstone Investor Ltd./Gemstone Investor, Inc. 7.71% 10/31/04 (f)	35	35
Gerdau AmeriSteel Corp./GUSAP Partners 10.375% 7/15/11	530	594
Huntsman Advanced Materials LLC 11% 7/15/10 (f)	120	134
Inmarsat Finance PLC 7.625% 6/30/12 (f)	50	52
IOS Capital LLC 7.25% 6/30/08	170	181
Kraton Polymers LLC/Kraton Polymers Capital Corp. 8.125% 1/15/14 (f)	40	42
Level 3 Financing, Inc. 10.75% 10/15/11 (f)	505	545
Moore North America Finance, Inc. 7.875% 1/15/11	190	214
MSW Energy Holdings II LLC/MSW Finance Co. II, Inc. 7.375% 9/1/10 (f)	100	105
New Asat Finance Ltd. 9.25% 2/1/11 (f)	30	31
Nexstar Finance, Inc. 7% 1/15/14 (f)	70	69
Northern Telecom Capital Corp. 7.875% 6/15/26	145	154
Northwest Airlines, Inc. pass thru trust certificates:
7.068% 7/2/17	78	71
7.626% 4/1/10	311	283
7.67% 1/2/15	82	74
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financial Services - continued
Qwest Capital Funding, Inc.:
7% 8/3/09	$ 205	$ 197
7.25% 2/15/11	210	202
7.625% 8/3/21	140	130
Sensus Metering Systems, Inc. 8.625% 12/15/13 (f)	50	51
Ship Finance International Ltd. 8.5% 12/15/13 (f)	555	555
Tom Brown, Inc./Tom Brown Resources Funding Corp. 7.25% 9/15/13	70	74
TRW Automotive Acquisition Corp.:
9.375% 2/15/13	140	159
11% 2/15/13	85	99
U.S. West Capital Funding, Inc. 6.375% 7/15/08	165	158
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10 (f)	825	969
Western Financial Bank 9.625% 5/15/12	110	127
		9,044
Real Estate - 0.0%
CB Richard Ellis Services, Inc. 9.75% 5/15/10	310	350
La Quinta Properties, Inc. 8.875% 3/15/11	195	217
Senior Housing Properties Trust 7.875% 4/15/15	130	140
		707
TOTAL FINANCIALS		9,880
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
AmeriPath, Inc. 10.5% 4/1/13	205	227
Fountain View, Inc. 9.25% 8/19/08 (e)	310	309
Mariner Health Care, Inc. 8.25% 12/15/13 (f)	80	81
PacifiCare Health Systems, Inc. 10.75% 6/1/09	318	375
Tenet Healthcare Corp.:
6.375% 12/1/11	150	137
6.5% 6/1/12	20	18
		1,147
Pharmaceuticals - 0.0%
Biovail Corp. yankee 7.875% 4/1/10	315	321
TOTAL HEALTH CARE		1,468
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
BE Aerospace, Inc.:
8% 3/1/08	$ 350	$ 333
8.5% 10/1/10	40	43
Orbital Sciences Corp. 9% 7/15/11	220	240
		616
Airlines - 0.0%
Delta Air Lines, Inc. 7.9% 12/15/09	40	32
Northwest Airlines, Inc.:
7.875% 3/15/08	40	35
9.875% 3/15/07	80	76
		143
Building Products - 0.0%
FastenTech, Inc. 11.5% 5/1/11 (f)	170	190
Jacuzzi Brands, Inc. 9.625% 7/1/10 (f)	80	88
		278
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc. 9.25% 9/1/12	220	251
American Color Graphics, Inc. 10% 6/15/10	360	356
Mail-Well I Corp.:
7.875% 12/1/13 (f)(h)	130	125
8.75% 12/15/08	350	365
Worldspan LP 9.625% 6/15/11 (f)	195	207
		1,304
Electrical Equipment - 0.0%
General Cable Corp. 9.5% 11/15/10 (f)	50	54
Industrial Conglomerates - 0.0%
Koppers, Inc. 9.875% 10/15/13 (f)	90	100
North American Energy Partners, Inc. 8.75% 12/1/11 (f)	40	43
Tyco International Group SA yankee:
5.8% 8/1/06	25	26
6.375% 2/15/06	215	229
7% 6/15/28	165	174
		572
Machinery - 0.0%
Cummins, Inc.:
5.65% 3/1/98	230	166
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Machinery - continued
Cummins, Inc.: - continued
9.5% 12/1/10 (f)	$ 135	$ 158
Dresser, Inc. 9.375% 4/15/11	260	281
Terex Corp. 9.25% 7/15/11	150	167
		772
Marine - 0.0%
OMI Corp. 7.625% 12/1/13	100	104
Road & Rail - 0.0%
Quality Distribution LLC/QD Capital Corp. 9% 11/15/10 (f)	90	95
TFM SA de CV yankee 11.75% 6/15/09	130	132
		227
TOTAL INDUSTRIALS		4,070
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Nortel Networks Corp. 6.125% 2/15/06	5	5
Northern Telecom Ltd. yankee 6.875% 9/1/23	135	132
Stratus Technologies, Inc. 10.375% 12/1/08 (f)	220	233
		370
IT Services - 0.0%
Dex Media, Inc.:
0% 11/15/13 (d)(f)(h)	270	186
8% 11/15/13 (f)	20	21
Iron Mountain, Inc. 6.625% 1/1/16	410	398
		605
Office Electronics - 0.0%
Xerox Corp.:
7.125% 6/15/10	130	138
7.2% 4/1/16	270	279
7.625% 6/15/13	185	197
		614
Semiconductors & Semiconductor Equipment - 0.0%
AMI Semiconductor, Inc. 10.75% 2/1/13	230	271
Amkor Technology, Inc.:
7.75% 5/15/13	225	240
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Amkor Technology, Inc.: - continued
9.25% 2/15/08	$ 40	$ 45
SCG Holding Corp./Semiconductor Components Industries LLC 12% 8/1/09	390	421
Viasystems, Inc. 10.5% 1/15/11 (f)	120	130
		1,107
TOTAL INFORMATION TECHNOLOGY		2,696
MATERIALS - 0.0%
Chemicals - 0.0%
Georgia Gulf Corp. 7.125% 12/15/13 (f)	60	61
HMP Equity Holdings Corp. 0% 5/15/08 unit (f)	425	306
Huntsman International LLC 9.875% 3/1/09	210	231
Methanex Corp. yankee 7.75% 8/15/05	175	185
Millennium America, Inc.:
9.25% 6/15/08	125	137
9.25% 6/15/08 (f)	70	76
Nalco Co. 7.75% 11/15/11 (f)	90	95
OMNOVA Solutions, Inc. 11.25% 6/1/10	190	206
PolyOne Corp. 8.875% 5/1/12	25	24
Resolution Performance Products LLC:
9.5% 4/15/10	95	97
13.5% 11/15/10	65	57
Solutia, Inc.:
7.375% 10/15/27 (c)	335	157
11.25% 7/15/09 (c)	125	120
The Scotts Co. 6.625% 11/15/13 (f)	170	177
		1,929
Construction Materials - 0.0%
Texas Industries, Inc. 10.25% 6/15/11	530	610
Containers & Packaging - 0.0%
Anchor Glass Container Corp. 11% 2/15/13	315	369
Blue Ridge Paper Products, Inc. 9.5% 12/15/08 (f)	50	51
BWAY Corp. 10% 10/15/10	220	242
Graphic Packaging International, Inc.:
8.5% 8/15/11	55	60
9.5% 8/15/13	440	486
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Jefferson Smurfit Corp. U.S. 7.5% 6/1/13	$ 190	$ 202
Owens-Brockway Glass Container, Inc.:
7.75% 5/15/11	150	158
8.75% 11/15/12	135	148
Owens-Illinois, Inc.:
7.15% 5/15/05	345	354
7.35% 5/15/08	370	366
7.5% 5/15/10	185	190
7.8% 5/15/18	415	421
		3,047
Metals & Mining - 0.0%
Compass Minerals International, Inc. 0% 12/15/12 (d)	305	241
Freeport-McMoRan Copper & Gold, Inc. 6.875% 2/1/14 (f)	195	195
Massey Energy Co. 6.625% 11/15/10 (f)	90	93
Peabody Energy Corp. 6.875% 3/15/13	190	204
Phelps Dodge Corp. 8.75% 6/1/11	280	340
Salt Holdings Corp., Inc. 0% 6/1/13 (d)(f)	480	360
Steel Dynamics, Inc. 9.5% 3/15/09	110	122
		1,555
Paper & Forest Products - 0.0%
Buckeye Technologies, Inc. 8.5% 10/1/13	160	173
Georgia-Pacific Corp.:
7.375% 12/1/25	125	120
7.5% 5/15/06	195	205
8% 1/15/24 (f)	400	406
8.125% 5/15/11	305	332
8.875% 5/15/31	70	76
9.625% 3/15/22	410	426
Millar Western Forest Products Ltd. 7.75% 11/15/13 (f)	40	42
Norske Skog Canada Ltd. 8.625% 6/15/11	150	159
		1,939
TOTAL MATERIALS		9,080
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Cincinnati Bell, Inc.:
7.25% 7/15/13	$ 360	$ 378
8.375% 1/15/14	80	86
MCI Communications Corp. 6.95% 8/15/06 (c)	350	284
Primus Telecom Holding, Inc. 8% 1/15/14 (f)	80	79
Qwest Communications International, Inc.:
4.63% 2/15/09 (g)	90	90
7.5% 2/15/14	90	88
Qwest Services Corp.:
13% 12/15/07 (f)	160	187
13.5% 12/15/10 (f)	275	330
14% 12/15/14 (f)	445	558
Rogers Cantel, Inc. yankee:
8.8% 10/1/07	390	402
9.375% 6/1/08	30	31
Telenet Group Holding NV 0% 6/15/14 (d)(f)	220	138
Triton PCS, Inc. 9.375% 2/1/11	375	397
		3,048
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	440	469
Centennial Communications Crop./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp. 8.125% 2/1/14 (f)(h)	150	146
Dobson Communications Corp. 8.875% 10/1/13	220	228
Millicom International Cellular SA 10% 12/1/13 (f)	200	211
Nextel Communications, Inc.:
7.375% 8/1/15	115	124
9.375% 11/15/09	360	391
9.5% 2/1/11	75	85
Nextel Partners, Inc. 8.125% 7/1/11	170	183
Rogers Wireless, Inc. 9.625% 5/1/11	115	140
SBA Communications Corp.:
10.25% 2/1/09	165	165
12% 3/1/08	93	101
Western Wireless Corp. 9.25% 7/15/13	230	248
		2,491
TOTAL TELECOMMUNICATION SERVICES		5,539
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - 0.0%
Electric Utilities - 0.0%
Allegheny Energy Supply Co. LLC:
8.75% 4/15/12 (f)	$ 400	$ 405
10.25% 11/15/07 (f)	179	194
13% 11/15/07 (f)(g)	21	21
CMS Energy Corp.:
7.625% 11/15/04	125	128
8.5% 4/15/11	375	405
Illinois Power Co. 11.5% 12/15/10	355	422
Midland Funding Corp. II 11.75% 7/23/05	564	600
		2,175
Gas Utilities - 0.0%
ANR Pipeline, Inc. 9.625% 11/1/21	140	168
El Paso Energy Corp.:
6.75% 5/15/09	110	103
7.375% 12/15/12	15	14
7.75% 1/15/32	120	102
7.8% 8/1/31	90	81
8.05% 10/15/30	480	416
Sonat, Inc.:
6.625% 2/1/08	265	245
6.75% 10/1/07	150	142
Transcontinental Gas Pipe Line Corp. 8.875% 7/15/12	155	182
Williams Holdings of Delaware, Inc. 6.25% 2/1/06	25	26
		1,479
Multi-Utilities & Unregulated Power - 0.0%
AES Corp.:
8.375% 8/15/07	140	143
8.5% 11/1/07	100	102
8.75% 6/15/08	87	94
8.875% 2/15/11	151	166
9.375% 9/15/10	40	45
9.5% 6/1/09	96	107
10% 12/12/05 (f)	81	83
Calpine Corp. 8.5% 7/15/10 (f)	105	101
El Paso Corp. 7.875% 6/15/12	70	67
NRG Energy, Inc. 8% 12/15/13 (f)	200	210
Western Resources, Inc. 9.75% 5/1/07	100	115
Corporate Bonds - continued
	Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unregulated Power - continued
Williams Companies, Inc.:
6.75% 1/15/06	$ 290	$ 297
7.125% 9/1/11	210	218
7.75% 6/15/31	75	77
7.875% 9/1/21	275	288
8.125% 3/15/12	180	198
8.625% 6/1/10	320	358
8.75% 3/15/32	75	83
		2,752
TOTAL UTILITIES		6,406
TOTAL NONCONVERTIBLE BONDS		57,255
TOTAL CORPORATE BONDS (Cost $196,139)		216,553
Floating Rate Loans - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Wyndham International, Inc. term loan 5.875% 6/30/06 (g)	131	127
TOTAL FLOATING RATE LOANS (Cost $118)		127
Money Market Funds - 1.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.08% (b)	243,399,718	$ 243,400
Fidelity Securities Lending Cash Central Fund, 1.08% (b)	45,485,012	45,485
TOTAL MONEY MARKET FUNDS (Cost $288,885)		288,885
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $18,410,619)		23,674,369
NET OTHER ASSETS - 0.1%		18,265
NET ASSETS - 100%		$ 23,692,634
Security Type Abbreviations
PIERS	-	Preferred Income Equity Redeemable Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $71,847,000 or 0.3% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	88.5%
France	2.5%
United Kingdom	1.9%
Netherlands Antilles	1.5%
Japan	1.2%
Others (individually less than 1%)	4.4%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $5,259,046,000 and $4,897,712,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $272,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $15,739,000. The weighted average interest rate was 1.38%. At period end there were no interfund loans outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $127,000 or 0.0% of net assets.
Income Tax Information
The fund hereby designates approximately $345,090,000 as a capital gain dividend for the purpose of the dividend paid deduction.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2004

Assets
Investment in securities, at value (including securities loaned of $43,611) (cost $18,410,619) - See accompanying schedule		$ 23,674,369
Receivable for investments sold		87,911
Receivable for fund shares sold		33,755
Dividends receivable		35,844
Interest receivable		2,091
Prepaid expenses		109
Other receivables		816
Total assets		23,834,895

Liabilities
Payable for investments purchased Regular delivery	$ 57,606
Delayed delivery	467
Payable for fund shares redeemed	20,640
Accrued management fee	9,496
Other affiliated payables	3,993
Other payables and accrued expenses	4,574
Collateral on securities loaned, at value	45,485
Total liabilities		142,261

Net Assets		$ 23,692,634
Net Assets consist of:
Paid in capital		$ 18,125,065
Undistributed net investment income		24,866
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		282,791
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		5,259,912
Net Assets, for 471,276 shares outstanding		$ 23,692,634
Net Asset Value, offering price and redemption price per share ($23,692,634 ÷ 471,276 shares)		$ 50.27

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2004

Investment Income
Dividends		$ 448,012
Interest		17,949
Security lending		771
Total income		466,732

Expenses
Management fee	$ 96,203
Transfer agent fees	43,403
Accounting and security lending fees	1,336
Non-interested trustees' compensation	101
Appreciation in deferred trustee compensation account	42
Custodian fees and expenses	441
Registration fees	228
Audit	196
Legal	81
Interest	4
Miscellaneous	164
Total expenses before reductions	142,199
Expense reductions	(2,063)	140,136
Net investment income (loss)		326,596
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	729,934
Foreign currency transactions	2
Total net realized gain (loss)		729,936
Change in net unrealized appreciation (depreciation) on: Investment securities (Net of deferred foreign taxes of $3,832)	5,169,994
Assets and liabilities in foreign currencies	32
Total change in net unrealized appreciation (depreciation)		5,170,026
Net gain (loss)		5,899,962
Net increase (decrease) in net assets resulting from operations		$ 6,226,558

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 326,596	$ 304,944
Net realized gain (loss)	729,936	(22,246)
Change in net unrealized appreciation (depreciation)	5,170,026	(4,437,039)
Net increase (decrease) in net assets resulting from operations	6,226,558	(4,154,341)
Distributions to shareholders from net investment income	(322,980)	(304,463)
Distributions to shareholders from net realized gain	(427,911)	(62,323)
Total distributions	(750,891)	(366,786)
Share transactions Net proceeds from sales of shares	4,252,362	4,317,478
Reinvestment of distributions	731,311	355,049
Cost of shares redeemed	(4,005,567)	(4,465,526)
Net increase (decrease) in net assets resulting from share transactions	978,106	207,001
Total increase (decrease) in net assets	6,453,773	(4,314,126)

Net Assets
Beginning of period	17,238,861	21,552,987
End of period (including undistributed net investment income of $24,866 and undistributed net investment income of $19,573, respectively)	$ 23,692,634	$ 17,238,861
Other Information Shares
Sold	96,144	98,715
Issued in reinvestment of distributions	16,015	7,927
Redeemed	(90,786)	(104,373)
Net increase (decrease)	21,373	2,269

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 38.32	$ 48.15	$ 53.91	$ 50.96	$ 55.46
Income from Investment Operations
Net investment income (loss) B	.71	.68	.71	.85	.82
Net realized and unrealized gain (loss)	12.88	(9.69)	(4.53)	6.29	.63
Total from investment operations	13.59	(9.01)	(3.82)	7.14	1.45
Distributions from net investment income	(.71)	(.68)	(.76)	(.87)	(.82)
Distributions from net realized gain	(.93)	(.14)	(1.18)	(3.32)	(5.13)
Total distributions	(1.64)	(.82)	(1.94)	(4.19)	(5.95)
Net asset value, end of period	$ 50.27	$ 38.32	$ 48.15	$ 53.91	$ 50.96
Total Return A	35.95%	(18.95)%	(7.06)%	14.93%	2.27%
Ratios to Average Net Assets C
Expenses before expense reductions	.71%	.72%	.69%	.69%	.69%
Expenses net of voluntary waivers, if any	.71%	.72%	.69%	.69%	.69%
Expenses net of all reductions	.70%	.71%	.67%	.67%	.67%
Net investment income (loss)	1.63%	1.57%	1.41%	1.63%	1.42%
Supplemental Data
Net assets, end of period (in millions)	$ 23,693	$17,239	$ 21,553	$ 22,824	$ 21,111
Portfolio turnover rate	25%	23%	23%	25%	26%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Annual Report

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies, defaulted bonds, market discount, contingent interest, non-taxable dividends, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 6,391,690	|
Unrealized depreciation	(1,154,678)
Net unrealized appreciation (depreciation)	5,237,012
Undistributed ordinary income	132,796
Undistributed long-term capital gain	157,172
Cost for federal income tax purposes	$ 18,437,357

The tax character of distributions paid was as follows:

	January 31, 2004	January 31, 2003
Ordinary Income	$ 405,801	$ 306,882
Long-term Capital Gains	345,090	59,904
Total	$ 750,891	$ 366,786

2. Operating Policies.

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Annual Report

Management Fee - continued

advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,601 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,839 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $5 and $219, respectively.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Equity-Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 26, 2004

Annual Report

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Equity-Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously,

Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Devonshire Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997), and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Equity-Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Stephen R. Petersen (48)

Year of Election or Appointment: 1994

Vice President of Equity-Income. Mr. Petersen also serves as Vice President of other Fidelity funds. Since joining Fidelity Investments in 1980, Mr. Petersen has worked as a research analyst and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Equity-Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Equity-Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Equity-Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments,

Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Equity-Income. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Equity-Income. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Equity-Income. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Equity-Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Equity-Income. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Equity-Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Equity-Income Fund voted to pay on March 8, 2004, to shareholders of record at the opening of business on March 5, 2004, a distribution of $0.53 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.18 per share from net investment income.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 98% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

123 South Lake Avenue
Pasadena, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

Annual Report

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Annual Report

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Income Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

EQU-UANN-0304
1.789253.100

Fidelity® Structured Large Cap Value

Fidelity Structured Mid Cap Value

Fidelity Structured Large Cap Growth

Fidelity Structured Mid Cap Growth

Funds

Annual Report

January 31, 2004(2_fidelity_logos) (Registered_Trademark)

Contents

Fidelity Structured Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544 or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Fidelity Structured Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Life of FundA
Fidelity® Structured Large Cap Value	31.44%	3.75%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Structured Large Cap Value Fund on November 15, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell 1000® Value Index did over the same period.

Annual Report

Fidelity Structured Large Cap Value Fund

Management's Discussion of Fund Performance

Comments from Ciaran O'Neill, Portfolio Manager of Fidelity® Structured Large Cap Value Fund

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

For the 12 months ending January 31, 2004, the fund was up 31.44%, trailing the Russell 1000® Value Index and the LipperSM Growth Funds Average, which rose 35.60% and 35.18%, respectively. Owning attractively valued stocks of companies with solid management and promising earnings growth prospects proved to be a disadvantage for the fund during the period. The higher return of both benchmarks was driven by their greater exposure to stocks of unprofitable, low-quality companies, which generally drew heightened interest from investors when the companies obtained some hope for survival by refinancing their debt and from the improving economic climate. Specifically, having no exposure to several more-speculative technology stocks that each gained more than 100% during the period, including Lucent Technologies and Corning, hurt the fund's relative performance. Elsewhere, neither defense contractor Lockheed Martin nor industrial products maker Avery Dennison - both high-quality industrial holdings that performed poorly - met the speculative investment profile investors were looking for. On the positive side, overweighting a number of cyclically sensitive materials stocks, including copper producers Phelps Dodge and Freeport-McMoRan Copper & Gold, worked out well as the economy picked up momentum. Elsewhere, the fund's holdings in fast-food restaurant chain McDonald's also rallied sharply.

Note to shareholders: Ciaran O'Neill became Portfolio Manager of Fidelity Structured Large Cap Value Fund on February 1, 2004, after the period covered by this report.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Large Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	5.0	5.1
Citigroup, Inc.	4.8	4.7
iShares Russell 1000 Value Index Fund	3.3	2.6
Bank of America Corp.	2.6	3.2
Verizon Communications, Inc.	2.3	2.3
Wells Fargo & Co.	1.9	1.2
ChevronTexaco Corp.	1.9	2.0
SBC Communications, Inc.	1.9	1.9
American International Group, Inc.	1.8	2.2
Time Warner, Inc.	1.6	1.6
	27.1
Top Five Market Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	33.3	34.4
Consumer Discretionary	12.1	11.7
Energy	10.4	10.2
Industrials	8.7	8.7
Telecommunication Services	5.9	6.7
Asset Allocation (% of fund's net assets)
As of January 31, 2004*		As of July 31, 2003**
	Stocks and Investment Companies 99.3%		Stocks and Investment Companies 99.7%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	1.5%	**Foreign investments	1.4%

Annual Report

Fidelity Structured Large Cap Value Fund

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.9%
American Axle & Manufacturing Holdings, Inc. (a)	2,200	$ 85,272
Keystone Automotive Industries, Inc. (a)	1,300	37,388
Lear Corp.	1,600	105,056
		227,716
Hotels, Restaurants & Leisure - 1.5%
International Speedway Corp. Class A	800	37,608
Mandalay Resort Group	1,100	51,557
McDonald's Corp.	9,610	247,361
Outback Steakhouse, Inc.	800	35,472
		371,998
Household Durables - 0.8%
Fortune Brands, Inc.	1,600	112,240
Pulte Homes, Inc.	2,120	91,457
		203,697
Leisure Equipment & Products - 0.3%
SCP Pool Corp. (a)	2,250	72,113
Media - 7.4%
Cablevision Systems Corp. - NY Group Class A (a)	3,600	92,088
Clear Channel Communications, Inc.	3,960	178,160
Comcast Corp. Class A (a)	1,758	59,983
E.W. Scripps Co. Class A	500	47,555
EchoStar Communications Corp. Class A (a)	2,100	76,650
Fox Entertainment Group, Inc. Class A (a)	3,130	93,712
Hughes Electronics Corp. (a)	5,515	92,321
Lamar Advertising Co. Class A (a)	1,000	38,480
Liberty Media Corp. Class A (a)	5,000	58,200
News Corp. Ltd. sponsored ADR	616	19,749
Time Warner, Inc. (a)	22,700	398,839
Tribune Co.	2,000	102,380
Univision Communications, Inc. Class A (a)	1,500	53,055
Viacom, Inc. Class B (non-vtg.)	6,000	241,800
Walt Disney Co.	9,700	232,800
Washington Post Co. Class B	100	84,551
		1,870,323
Multiline Retail - 0.5%
Big Lots, Inc. (a)	2,000	28,260
Nordstrom, Inc.	1,300	51,090
Saks, Inc. (a)	2,700	45,900
		125,250
Specialty Retail - 0.4%
Foot Locker, Inc.	2,500	61,850
Office Depot, Inc. (a)	3,000	47,850
		109,700

	Shares	Value (Note 1)
Textiles Apparel & Luxury Goods - 0.3%
Liz Claiborne, Inc.	1,700	$ 60,809
TOTAL CONSUMER DISCRETIONARY		3,041,606
CONSUMER STAPLES - 4.9%
Food & Staples Retailing - 1.3%
CVS Corp.	5,700	203,604
Safeway, Inc. (a)	3,100	70,029
Sysco Corp.	1,500	56,895
		330,528
Food Products - 0.9%
Dean Foods Co. (a)	1,700	54,400
Hershey Foods Corp.	200	15,102
Hormel Foods Corp.	100	2,697
Kellogg Co.	1,200	45,372
McCormick & Co., Inc. (non-vtg.)	1,800	53,424
The J.M. Smucker Co.	1,100	51,249
		222,244
Household Products - 1.4%
Colgate-Palmolive Co.	900	46,143
Procter & Gamble Co.	2,980	301,218
		347,361
Personal Products - 0.8%
Alberto-Culver Co.	900	56,412
Gillette Co.	4,010	145,363
		201,775
Tobacco - 0.5%
Altria Group, Inc.	2,330	129,525
TOTAL CONSUMER STAPLES		1,231,433
ENERGY - 10.4%
Energy Equipment & Services - 0.5%
Pride International, Inc. (a)	2,600	49,010
Schlumberger Ltd. (NY Shares)	900	55,062
Smith International, Inc. (a)	300	14,538
		118,610
Oil & Gas - 9.9%
Apache Corp.	2,200	84,656
Burlington Resources, Inc.	1,200	65,688
Chesapeake Energy Corp.	4,200	52,332
ChevronTexaco Corp.	5,510	475,789
ConocoPhillips	3,847	253,440
Devon Energy Corp.	1,400	79,044
Exxon Mobil Corp.	31,000	1,264,489
Occidental Petroleum Corp.	3,700	162,985
Pioneer Natural Resources Co. (a)	1,700	54,264
		2,492,687
TOTAL ENERGY		2,611,297
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 33.3%
Capital Markets - 5.6%
Bank of New York Co., Inc.	1,500	$ 47,625
Bear Stearns Companies, Inc.	800	65,880
Federated Investors, Inc. Class B (non-vtg.)	1,700	52,513
Goldman Sachs Group, Inc.	550	54,753
J.P. Morgan Chase & Co.	6,400	248,896
Lehman Brothers Holdings, Inc.	2,000	164,200
Merrill Lynch & Co., Inc.	6,420	377,432
Morgan Stanley	6,580	383,022
Piper Jaffray Companies (a)	48	2,254
		1,396,575
Commercial Banks - 10.3%
Bank of America Corp.	8,150	663,899
Bank One Corp.	7,130	360,849
Banknorth Group, Inc.	2,100	67,620
City National Corp.	700	42,364
Fifth Third Bancorp	1,300	75,127
FleetBoston Financial Corp.	3,590	160,042
M&T Bank Corp.	1,100	98,967
National Commerce Financial Corp.	2,200	62,436
Popular, Inc.	1,700	75,242
Synovus Financial Corp.	1,300	32,630
U.S. Bancorp, Delaware	4,880	137,958
UCBH Holdings, Inc.	1,600	63,776
UnionBanCal Corp.	600	31,854
Wachovia Corp.	4,180	193,283
Wells Fargo & Co.	8,510	488,559
Zions Bancorp	800	46,912
		2,601,518
Consumer Finance - 0.7%
American Express Co.	2,400	124,416
MBNA Corp.	1,900	51,224
		175,640
Diversified Financial Services - 5.1%
CIT Group, Inc.	1,800	68,256
Citigroup, Inc.	24,760	1,225,125
		1,293,381
Insurance - 6.3%
AFLAC, Inc.	2,100	77,448
Allstate Corp.	6,110	277,761
AMBAC Financial Group, Inc.	1,410	105,426
American International Group, Inc.	6,280	436,146
Fidelity National Financial, Inc.	1,400	57,694
Hartford Financial Services Group, Inc.	2,450	157,633
MBIA, Inc.	2,490	156,870
MetLife, Inc.	3,700	124,135
Nationwide Financial Services, Inc. Class A	1,300	46,605

	Shares	Value (Note 1)
Old Republic International Corp.	4,500	$ 116,415
Travelers Property Casualty Corp. Class B	1,576	28,526
		1,584,659
Real Estate - 2.9%
Apartment Investment & Management Co. Class A	1,500	52,770
CBL & Associates Properties, Inc.	700	42,315
CenterPoint Properties Trust (SBI)	1,200	96,120
Developers Diversified Realty Corp.	1,700	58,446
Equity Residential (SBI)	2,050	59,655
ProLogis	1,800	58,752
Public Storage, Inc.	2,300	109,273
Reckson Associates Realty Corp.	2,900	74,095
Simon Property Group, Inc.	2,300	119,715
Vornado Realty Trust	1,000	55,950
		727,091
Thrifts & Mortgage Finance - 2.4%
Countrywide Financial Corp.	1,333	111,372
Golden West Financial Corp., Delaware	1,700	176,341
Hudson City Bancorp, Inc.	1,600	63,120
New York Community Bancorp, Inc.	2,900	119,625
Sovereign Bancorp, Inc.	6,400	144,704
		615,162
TOTAL FINANCIALS		8,394,026
HEALTH CARE - 5.2%
Biotechnology - 0.6%
Angiotech Pharmaceuticals, Inc. (a)	3,600	94,095
Invitrogen Corp. (a)	900	69,300
		163,395
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co.	2,000	90,120
Health Care Providers & Services - 1.5%
Community Health Systems, Inc. (a)	2,200	62,172
Coventry Health Care, Inc. (a)	1,100	72,930
Humana, Inc. (a)	4,400	102,652
UnitedHealth Group, Inc.	2,300	140,024
		377,778
Pharmaceuticals - 2.7%
Abbott Laboratories	1,600	68,928
AstraZeneca PLC sponsored ADR	800	38,616
Merck & Co., Inc.	6,700	318,920
Novartis AG sponsored ADR	800	36,120
Schering-Plough Corp.	8,400	147,336
Wyeth	1,430	58,559
		668,479
TOTAL HEALTH CARE		1,299,772
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 8.7%
Aerospace & Defense - 2.9%
Goodrich Corp.	1,800	$ 55,530
Honeywell International, Inc.	4,100	148,092
Lockheed Martin Corp.	3,020	146,832
Northrop Grumman Corp.	1,960	189,552
Precision Castparts Corp.	1,300	60,827
Raytheon Co.	1,500	45,765
United Technologies Corp.	860	82,164
		728,762
Airlines - 0.2%
JetBlue Airways Corp. (a)	900	20,457
Southwest Airlines Co.	2,300	34,385
		54,842
Building Products - 0.5%
American Standard Companies, Inc. (a)	1,270	134,874
Commercial Services & Supplies - 0.8%
ChoicePoint, Inc. (a)	1,300	50,050
Republic Services, Inc.	2,700	67,365
Waste Management, Inc.	3,100	86,056
		203,471
Electrical Equipment - 0.2%
Emerson Electric Co.	800	51,120
Industrial Conglomerates - 0.6%
3M Co.	1,760	139,198
Machinery - 2.6%
AGCO Corp. (a)	1,500	30,240
Caterpillar, Inc.	800	62,504
Cummins, Inc.	1,000	50,730
Eaton Corp.	700	81,305
ITT Industries, Inc.	800	59,632
Kennametal, Inc.	740	31,376
Navistar International Corp. (a)	1,200	57,060
Parker Hannifin Corp.	1,870	102,831
Pentair, Inc.	3,000	137,040
Terex Corp. (a)	1,800	53,136
		665,854
Road & Rail - 0.9%
CSX Corp.	300	9,468
Norfolk Southern Corp.	3,700	82,510
Union Pacific Corp.	2,100	135,240
		227,218
TOTAL INDUSTRIALS		2,205,339
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.9%
Avaya, Inc. (a)	4,300	74,734
CIENA Corp. (a)	5,700	41,325

	Shares	Value (Note 1)
Motorola, Inc.	3,160	$ 52,393
Scientific-Atlanta, Inc.	1,900	64,296
		232,748
Computers & Peripherals - 2.7%
Dell, Inc. (a)	1,700	56,899
Hewlett-Packard Co.	6,200	147,498
International Business Machines Corp.	2,900	287,767
Maxtor Corp. (a)	3,700	34,225
Storage Technology Corp. (a)	2,000	58,000
Sun Microsystems, Inc. (a)	18,400	97,704
		682,093
Electronic Equipment & Instruments - 0.5%
Avnet, Inc. (a)	4,700	123,845
IT Services - 1.3%
Affiliated Computer Services, Inc. Class A (a)	900	49,905
Ceridian Corp. (a)	2,300	47,288
Computer Sciences Corp. (a)	1,500	66,975
DST Systems, Inc. (a)	1,100	47,091
First Data Corp.	1,300	50,908
Paychex, Inc.	1,600	59,968
		322,135
Semiconductors & Semiconductor Equipment - 0.5%
National Semiconductor Corp. (a)	1,000	38,450
Texas Instruments, Inc.	2,600	81,510
		119,960
TOTAL INFORMATION TECHNOLOGY		1,480,781
MATERIALS - 5.5%
Chemicals - 2.4%
Cytec Industries, Inc.	1,000	34,910
Dow Chemical Co.	7,200	302,040
E.I. du Pont de Nemours & Co.	800	35,120
Georgia Gulf Corp.	760	19,676
Millennium Chemicals, Inc.	5,080	64,364
Praxair, Inc.	4,120	145,889
		601,999
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,000	46,000
Containers & Packaging - 0.4%
Pactiv Corp. (a)	5,100	110,619
Metals & Mining - 2.5%
Alcan, Inc.	3,370	143,873
Alcoa, Inc.	3,060	104,591
Freeport-McMoRan Copper & Gold, Inc. Class B	1,700	62,662
Nucor Corp.	1,400	78,834
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - continued
Peabody Energy Corp.	1,500	$ 60,045
Phelps Dodge Corp. (a)	2,400	181,608
		631,613
TOTAL MATERIALS		1,390,231
TELECOMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services - 5.7%
ALLTEL Corp.	1,700	82,756
BellSouth Corp.	7,010	204,902
CenturyTel, Inc.	1,800	47,520
Qwest Communications International, Inc. (a)	15,200	61,408
SBC Communications, Inc.	18,330	467,415
Verizon Communications, Inc.	15,390	567,275
		1,431,276
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. Class A (a)	1,900	50,141
TOTAL TELECOMMUNICATION SERVICES		1,481,417
UTILITIES - 4.1%
Electric Utilities - 3.4%
Allegheny Energy, Inc. (a)	4,400	55,528
Dominion Resources, Inc.	2,300	147,568
Entergy Corp.	2,200	128,656
Exelon Corp.	800	53,584
FirstEnergy Corp.	2,850	106,932
PG&E Corp. (a)	4,600	123,510
PPL Corp.	2,200	100,584
TXU Corp.	4,600	110,400
Wisconsin Energy Corp.	1,200	39,708
		866,470
Gas Utilities - 0.2%
KeySpan Corp.	1,300	47,411
Multi-Utilities & Unregulated Power - 0.5%
Equitable Resources, Inc.	1,700	74,613
SCANA Corp.	1,300	45,136
		119,749
TOTAL UTILITIES		1,033,630
TOTAL COMMON STOCKS (Cost $21,128,856)		24,169,532
Investment Companies - 3.3%

iShares Russell 1000 Value Index Fund (Cost $827,410)	14,200	843,054
Money Market Funds - 0.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.08% (b) (Cost $41,450)	41,450	$ 41,450
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $21,997,716)	25,054,036
NET OTHER ASSETS - 0.5%	114,383
NET ASSETS - 100%	$ 25,168,419
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $18,206,267 and $13,828,721, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $576 for the period.
Income Tax Information
At January 31, 2004, the fund had a capital loss carryforward of approximately $1,710,000 of which $1,080,000 and $630,000 will expire on January 31, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2004

Assets
Investment in securities, at value (cost $21,997,716) - See accompanying schedule		$ 25,054,036
Receivable for investments sold		119,691
Receivable for fund shares sold		37,841
Dividends receivable		35,703
Interest receivable		116
Prepaid expenses		108
Receivable from investment adviser for expense reductions		3,033
Other affiliated receivables		20
Other receivables		1,072
Total assets		25,251,620

Liabilities
Payable to custodian bank	$ 3,145
Payable for investments purchased	19,047
Payable for fund shares redeemed	7,481
Accrued management fee	10,262
Transfer agent fee payable	5,257
Other affiliated payables	2,500
Other payables and accrued expenses	35,509
Total liabilities		83,201

Net Assets		$ 25,168,419
Net Assets consist of:
Paid in capital		$ 23,934,682
Distributions in excess of net investment income		(1,378)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,821,205)
Net unrealized appreciation (depreciation) on investments		3,056,320
Net Assets, for 2,364,860 shares outstanding		$ 25,168,419
Net Asset Value, offering price and redemption price per share ($25,168,419 ÷ 2,364,860 shares)		$ 10.64

Statement of Operations

	Year ended January 31, 2004

Investment Income
Dividends		$ 419,998
Interest		1,528
Total income		421,526

Expenses
Management fee Basic fee	$ 112,561
Performance adjustment	(12,786)
Transfer agent fees	54,124
Accounting fees and expenses	57,809
Non-interested trustees' compensation	80
Custodian fees and expenses	6,733
Registration fees	22,083
Audit	38,201
Legal	2,086
Miscellaneous	135
Total expenses before reductions	281,026
Expense reductions	(51,212)	229,814
Net investment income (loss)		191,712
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(258,193)
Foreign currency transactions	(42)
Total net realized gain (loss)		(258,235)
Change in net unrealized appreciation (depreciation) on investment securities		5,392,864
Net gain (loss)		5,134,629
Net increase (decrease) in net assets resulting from operations		$ 5,326,341

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 191,712	$ 147,968
Net realized gain (loss)	(258,235)	(1,528,527)
Change in net unrealized appreciation (depreciation)	5,392,864	(2,462,878)
Net increase (decrease) in net assets resulting from operations	5,326,341	(3,843,437)
Distributions to shareholders from net investment income	(194,730)	(148,524)
Share transactions Net proceeds from sales of shares	10,683,766	17,842,538
Reinvestment of distributions	184,990	140,835
Cost of shares redeemed	(6,415,646)	(10,094,180)
Net increase (decrease) in net assets resulting from share transactions	4,453,110	7,889,193
Redemption fees	1,792	554
Total increase (decrease) in net assets	9,586,513	3,897,786

Net Assets
Beginning of period	15,581,906	11,684,120
End of period (including distributions in excess of net investment income of $1,378 and undistributed net investment income of $107, respectively)	$ 25,168,419	$ 15,581,906
Other Information Shares
Sold	1,125,836	1,859,212
Issued in reinvestment of distributions	19,005	16,328
Redeemed	(686,133)	(1,118,763)
Net increase (decrease)	458,708	756,777

Financial Highlights

Years ended January 31,	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.17	$ 10.17	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.09	.08	.01
Net realized and unrealized gain (loss)	2.47	(2.00)	.17
Total from investment operations	2.56	(1.92)	.18
Distributions from net investment income	(.09)	(.08)	(.01)
Redemption fees added to paid in capital D	- G	- G	-
Net asset value, end of period	$ 10.64	$ 8.17	$ 10.17
Total Return B,C	31.44%	(18.92)%	1.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.45%	1.83%	3.13% A
Expenses net of voluntary waivers, if any	1.20%	1.20%	1.20% A
Expenses net of all reductions	1.18%	1.19%	1.20% A
Net investment income (loss)	.99%	.90%	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,168	$ 15,582	$ 11,684
Portfolio turnover rate	72%	95%	81% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

Annual Report

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Life of FundA
Fidelity Structured Mid Cap Value	39.69%	10.54%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Value Fund on November 15, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap® Value Index did over the same period.

Annual Report

Fidelity Structured Mid Cap Value Fund

Management's Discussion of Fund Performance

Comments from Ciaran O'Neill, Portfolio Manager of Fidelity® Structured Mid Cap Value Fund

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

For the 12 months ending January 31, 2004, the fund was up 39.69%, trailing the Russell Midcap® Value Index and the LipperSM Mid-Cap Funds Average, which rose 45.75% and 43.00%, respectively. The fund underperformed its benchmarks primarily because it was underweighted in many of the top-performing mid-cap stocks during the past year. These top performers generally were those I'd characterize as low-quality, meaning the companies had no current earnings, high debt levels and little long-term future earnings potential. However, many of these companies drew heightened interest from investors when they obtained some hope for survival by refinancing their debt, and from the improving economic climate. For example, the fund had no exposure to communications equipment provider Lucent Technologies, electronics firm Sanmina-SCI and software company Computer Associates, all of which weren't profitable but appreciated sharply. On the positive side of the ledger, the fund was helped by overweighting stocks of several companies with attractive valuations, solid management and promising earnings-growth prospects. For example, shares of homebuilder Ryland Group nearly doubled on better-than-expected earnings in 2003. Additionally, consistent earnings growth and merger speculation helped boost the share price of Sovereign Bancorp.

Note to shareholders: Ciaran O'Neill became Portfolio Manager of Fidelity Structured Mid Cap Value Fund on February 1, 2004, after the period covered by this report.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Mid Cap Value Fund

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell Midcap Value Index Fund	1.5	1.4
PG&E Corp.	1.3	0.9
Countrywide Financial Corp.	1.2	0.7
Sovereign Bancorp, Inc.	1.1	1.0
Agilent Technologies, Inc.	1.1	0.0
Praxair, Inc.	1.0	1.1
Equity Residential (SBI)	1.0	1.0
PPL Corp.	1.0	0.0
Avaya, Inc.	1.0	0.0
Old Republic International Corp.	1.0	1.0
	11.2
Top Five Market Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.5	32.3
Consumer Discretionary	14.6	14.3
Information Technology	12.1	8.3
Utilities	9.9	10.1
Materials	8.4	8.8
Asset Allocation (% of fund's net assets)
As of January 31, 2004*		As of July 31, 2003**
	Stocks and Investment Companies 98.4%		Stocks and Investment Companies 100.0%
	Short-Term Investments and Net Other Assets 1.6%		Short-Term Investments and Net Other Assets 0.0%
* Foreign investments	0.6%	**Foreign investments	1.1%

Annual Report

Fidelity Structured Mid Cap Value Fund

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.6%
Auto Components - 1.5%
American Axle & Manufacturing Holdings, Inc. (a)	11,680	$ 452,717
Keystone Automotive Industries, Inc. (a)	9,300	267,468
Lear Corp.	11,500	755,090
		1,475,275
Hotels, Restaurants & Leisure - 1.5%
Darden Restaurants, Inc.	5,000	100,000
GTECH Holdings Corp.	3,500	194,635
International Speedway Corp. Class A	2,400	112,824
Mandalay Resort Group	4,800	224,976
Outback Steakhouse, Inc.	5,200	230,568
Wendy's International, Inc.	14,070	559,001
		1,422,004
Household Durables - 3.6%
Fortune Brands, Inc.	11,700	820,755
KB Home	4,700	317,438
Leggett & Platt, Inc.	7,110	175,190
Lennar Corp.:
Class A	14,580	642,978
Class B	918	38,455
Pulte Homes, Inc.	16,880	728,203
Ryland Group, Inc.	6,000	457,500
Standard Pacific Corp.	5,300	247,510
		3,428,029
Leisure Equipment & Products - 0.6%
Brunswick Corp.	12,300	428,655
SCP Pool Corp. (a)	5,700	182,685
		611,340
Media - 3.4%
Belo Corp. Series A	6,000	165,300
Cablevision Systems Corp. - NY Group Class A (a)	11,715	299,670
Clear Channel Communications, Inc.	2,570	115,624
E.W. Scripps Co. Class A	6,900	656,259
Emmis Communications Corp. Class A (a)	4,500	116,865
Entercom Communications Corp. Class A (a)	2,000	95,220
Fox Entertainment Group, Inc. Class A (a)	18,240	546,106
Lamar Advertising Co. Class A (a)	8,800	338,624
Meredith Corp.	1,200	60,492
NTL, Inc. (a)	4,800	318,432
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	2,500	36,775
Regal Entertainment Group Class A	4,200	84,714
Univision Communications, Inc. Class A (a)	4,400	155,628
Washington Post Co. Class B	300	253,653
		3,243,362

	Shares	Value (Note 1)
Multiline Retail - 1.5%
Big Lots, Inc. (a)	16,400	$ 231,732
Nordstrom, Inc.	13,600	534,480
Saks, Inc. (a)	26,600	452,200
Sears, Roebuck & Co.	5,100	225,675
		1,444,087
Specialty Retail - 1.8%
Foot Locker, Inc.	22,400	554,176
Limited Brands, Inc.	11,590	210,938
Office Depot, Inc. (a)	37,290	594,776
PETsMART, Inc.	4,400	103,268
Select Comfort Corp. (a)	10,300	239,784
		1,702,942
Textiles Apparel & Luxury Goods - 0.7%
Jones Apparel Group, Inc.	12,600	429,282
Liz Claiborne, Inc.	5,000	178,850
Oshkosh B'Gosh, Inc. Class A	2,900	62,350
		670,482
TOTAL CONSUMER DISCRETIONARY		13,997,521
CONSUMER STAPLES - 4.1%
Food & Staples Retailing - 1.4%
CVS Corp.	18,050	644,746
Performance Food Group Co. (a)	2,600	81,484
Safeway, Inc. (a)	28,800	650,592
		1,376,822
Food Products - 2.0%
Dean Foods Co. (a)	23,045	737,440
Hershey Foods Corp.	8,650	653,162
Hormel Foods Corp.	600	16,182
McCormick & Co., Inc. (non-vtg.)	11,500	341,320
The J.M. Smucker Co.	4,500	209,655
		1,957,759
Personal Products - 0.3%
Alberto-Culver Co.	2,400	150,432
NBTY, Inc. (a)	3,500	114,730
		265,162
Tobacco - 0.4%
Loews Corp. - Carolina Group	5,950	155,533
UST, Inc.	5,800	207,118
		362,651
TOTAL CONSUMER STAPLES		3,962,394
ENERGY - 4.7%
Energy Equipment & Services - 0.9%
ENSCO International, Inc.	2,900	82,650
National-Oilwell, Inc. (a)	3,800	97,698
Pride International, Inc. (a)	8,300	156,455
Rowan Companies, Inc. (a)	6,780	155,126
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc. (a)	5,400	$ 261,684
Weatherford International Ltd. (a)	2,540	102,413
		856,026
Oil & Gas - 3.8%
Apache Corp.	13,920	535,642
Burlington Resources, Inc.	10,100	552,874
Chesapeake Energy Corp.	18,500	230,510
Cross Timbers Royalty Trust	60	1,566
Devon Energy Corp.	3,187	179,938
EOG Resources, Inc.	3,400	154,020
Occidental Petroleum Corp.	2,500	110,125
Pioneer Natural Resources Co. (a)	13,100	418,152
Pogo Producing Co.	7,100	283,290
Premcor, Inc. (a)	5,940	179,863
Valero Energy Corp.	10,300	545,076
XTO Energy, Inc.	17,933	470,383
		3,661,439
TOTAL ENERGY		4,517,465
FINANCIALS - 29.5%
Capital Markets - 3.0%
Bear Stearns Companies, Inc.	7,300	601,155
Federated Investors, Inc. Class B (non-vtg.)	11,290	348,748
Franklin Resources, Inc.	3,600	207,972
Legg Mason, Inc.	2,600	230,230
Mellon Financial Corp.	3,240	105,980
Northern Trust Corp.	16,900	802,750
Raymond James Financial, Inc.	4,200	159,768
T. Rowe Price Group, Inc.	5,200	271,076
Waddell & Reed Financial, Inc. Class A	6,280	166,671
		2,894,350
Commercial Banks - 6.7%
Associated Banc-Corp.	8,200	354,158
Banknorth Group, Inc.	17,800	573,160
City National Corp.	4,700	284,444
Community Bank System, Inc.	2,500	119,125
East West Bancorp, Inc.	6,200	324,260
M&T Bank Corp.	5,400	485,838
National Commerce Financial Corp.	28,200	800,316
Popular, Inc.	14,930	660,802
Silicon Valley Bancshares (a)	4,200	145,236
SouthTrust Corp.	5,630	191,364
Synovus Financial Corp.	16,580	416,158
UCBH Holdings, Inc.	12,600	502,236
UnionBanCal Corp.	4,200	222,978
Valley National Bancorp	16,250	462,475

	Shares	Value (Note 1)
Wintrust Financial Corp.	6,600	$ 309,012
Zions Bancorp	9,300	545,352
		6,396,914
Diversified Financial Services - 0.9%
CIT Group, Inc.	21,700	822,864
Insurance - 6.1%
ACE Ltd.	2,300	99,866
AFLAC, Inc.	600	22,128
Allmerica Financial Corp. (a)	6,200	215,016
AMBAC Financial Group, Inc.	11,670	872,566
Berkshire Hathaway, Inc. Class B (a)	158	470,998
Cincinnati Financial Corp.	1,900	82,308
Everest Re Group Ltd.	1,200	102,096
Fidelity National Financial, Inc.	21,525	887,045
HCC Insurance Holdings, Inc.	6,260	192,808
Lincoln National Corp.	2,500	110,375
Markel Corp. (a)	800	217,112
MBIA, Inc.	13,160	829,080
MetLife, Inc.	1,900	63,745
Nationwide Financial Services, Inc. Class A	15,900	570,015
Old Republic International Corp.	35,400	915,798
St. Paul Companies, Inc.	5,500	231,715
		5,882,671
Real Estate - 7.9%
Apartment Investment & Management Co. Class A	17,700	622,686
AvalonBay Communities, Inc.	4,700	230,770
Boston Properties, Inc.	5,100	255,153
Catellus Development Corp.	15,992	418,351
CBL & Associates Properties, Inc.	2,900	175,305
CenterPoint Properties Trust (SBI)	7,700	616,770
Duke Realty Corp.	17,160	564,049
Equity Residential (SBI)	33,740	981,834
General Growth Properties, Inc.	6,100	183,000
ProLogis	22,010	718,406
Public Storage, Inc.	11,000	522,610
Reckson Associates Realty Corp.	8,500	217,175
Shurgard Storage Centers, Inc.	11,800	448,518
Simon Property Group, Inc.	13,820	719,331
The Mills Corp.	3,700	174,048
Vornado Realty Trust	12,300	688,185
		7,536,191
Thrifts & Mortgage Finance - 4.9%
Countrywide Financial Corp.	13,300	1,111,215
Doral Financial Corp.	3,150	102,281
Golden West Financial Corp., Delaware	900	93,357
Hudson City Bancorp, Inc.	7,500	295,875
IndyMac Bancorp, Inc.	7,300	227,322
MGIC Investment Corp.	10,100	696,294
New York Community Bancorp, Inc.	14,700	606,375
People's Bank, Connecticut	3,500	132,685
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Sovereign Bancorp, Inc.	46,080	$ 1,041,869
The PMI Group, Inc.	10,500	405,510
		4,712,783
TOTAL FINANCIALS		28,245,773
HEALTH CARE - 4.8%
Biotechnology - 1.0%
Genzyme Corp. - General Division (a)	5,300	290,705
Gilead Sciences, Inc. (a)	1,640	89,987
Invitrogen Corp. (a)	4,500	346,500
Protein Design Labs, Inc. (a)	9,400	189,880
		917,072
Health Care Equipment & Supplies - 0.6%
Bausch & Lomb, Inc.	10,000	537,500
St. Jude Medical, Inc. (a)	1,100	79,035
		616,535
Health Care Providers & Services - 2.6%
Accredo Health, Inc. (a)	8,200	277,980
AmerisourceBergen Corp.	3,500	192,675
Community Health Systems, Inc. (a)	14,260	402,988
DaVita, Inc. (a)	2,600	104,312
Health Management Associates, Inc. Class A	7,800	191,178
Henry Schein, Inc. (a)	2,400	168,336
Humana, Inc. (a)	19,300	450,269
Manor Care, Inc.	8,600	307,020
Omnicare, Inc.	5,600	246,568
WebMD Corp. (a)	13,900	125,100
		2,466,426
Pharmaceuticals - 0.6%
King Pharmaceuticals, Inc. (a)	7,900	131,772
Watson Pharmaceuticals, Inc. (a)	9,800	455,798
		587,570
TOTAL HEALTH CARE		4,587,603
INDUSTRIALS - 7.6%
Aerospace & Defense - 1.3%
Goodrich Corp.	17,600	542,960
Northrop Grumman Corp.	2,440	235,972
Precision Castparts Corp.	9,700	453,863
		1,232,795
Building Products - 0.7%
American Standard Companies, Inc. (a)	5,450	578,790
Masco Corp.	3,370	89,844
		668,634
Commercial Services & Supplies - 1.0%
Avery Dennison Corp.	2,960	183,994

	Shares	Value (Note 1)
HON Industries, Inc.	3,500	$ 146,545
Manpower, Inc.	2,950	136,821
Republic Services, Inc.	20,910	521,705
		989,065
Construction & Engineering - 0.2%
Dycom Industries, Inc. (a)	5,400	139,698
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	3,500	203,560
Machinery - 2.9%
AGCO Corp. (a)	3,000	60,480
Cummins, Inc.	4,600	233,358
Eaton Corp.	7,090	823,504
Kennametal, Inc.	3,960	167,904
Navistar International Corp. (a)	4,610	219,206
Parker Hannifin Corp.	10,620	583,994
Pentair, Inc.	11,510	525,777
Timken Co.	9,000	198,450
		2,812,673
Road & Rail - 0.8%
CSX Corp.	19,600	618,576
Genesee & Wyoming, Inc. Class A (a)	3,900	128,505
		747,081
Trading Companies & Distributors - 0.5%
Fastenal Co.	3,400	163,472
W.W. Grainger, Inc.	7,200	346,608
		510,080
TOTAL INDUSTRIALS		7,303,586
INFORMATION TECHNOLOGY - 12.1%
Communications Equipment - 2.7%
Avaya, Inc. (a)	53,500	929,830
Avocent Corp. (a)	5,700	208,392
CIENA Corp. (a)	26,600	192,850
Comverse Technology, Inc. (a)	21,970	386,672
Harris Corp.	6,200	301,816
Scientific-Atlanta, Inc.	17,000	575,280
		2,594,840
Computers & Peripherals - 1.3%
Apple Computer, Inc. (a)	23,010	519,106
Diebold, Inc.	8,200	429,598
Maxtor Corp. (a)	9,000	83,250
Storage Technology Corp. (a)	8,500	246,500
		1,278,454
Electronic Equipment & Instruments - 4.2%
Agilent Technologies, Inc. (a)	27,600	1,017,336
Amphenol Corp. Class A (a)	3,500	231,245
Arrow Electronics, Inc. (a)	15,900	425,484
Avnet, Inc. (a)	25,050	660,068
Ingram Micro, Inc. Class A (a)	8,600	143,620
Tech Data Corp. (a)	5,020	208,280
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Thermo Electron Corp. (a)	26,430	$ 736,604
Vishay Intertechnology, Inc. (a)	25,600	594,944
		4,017,581
IT Services - 1.6%
Affiliated Computer Services, Inc. Class A (a)	6,300	349,335
Ceridian Corp. (a)	13,800	283,728
Computer Sciences Corp. (a)	17,200	767,980
DST Systems, Inc. (a)	2,200	94,182
The BISYS Group, Inc. (a)	5,100	91,800
		1,587,025
Semiconductors & Semiconductor Equipment - 0.8%
Intersil Corp. Class A	4,020	105,485
National Semiconductor Corp. (a)	6,200	238,390
Teradyne, Inc. (a)	14,500	390,050
		733,925
Software - 1.5%
Autodesk, Inc.	18,600	475,230
Compuware Corp. (a)	28,500	228,855
Network Associates, Inc. (a)	40,510	702,849
		1,406,934
TOTAL INFORMATION TECHNOLOGY		11,618,759
MATERIALS - 8.4%
Chemicals - 3.2%
Cytec Industries, Inc.	6,600	230,406
Ferro Corp.	14,070	365,117
Georgia Gulf Corp.	3,800	98,382
Millennium Chemicals, Inc.	33,960	430,273
Olin Corp.	5,770	110,034
PPG Industries, Inc.	14,540	846,664
Praxair, Inc.	28,280	1,001,395
		3,082,271
Construction Materials - 0.4%
Martin Marietta Materials, Inc.	8,950	411,700
Containers & Packaging - 1.9%
Ball Corp.	1,100	68,827
Owens-Illinois, Inc. (a)	8,700	97,266
Packaging Corp. of America	22,010	476,296
Pactiv Corp. (a)	32,870	712,950
Smurfit-Stone Container Corp. (a)	28,100	484,444
		1,839,783
Metals & Mining - 2.6%
Alcan, Inc.	7,680	327,876
Freeport-McMoRan Copper & Gold, Inc. Class B	7,100	261,706
Nucor Corp.	8,900	501,159
Peabody Energy Corp.	10,500	420,315

	Shares	Value (Note 1)
Phelps Dodge Corp. (a)	7,710	$ 583,416
United States Steel Corp.	10,200	347,310
		2,441,782
Paper & Forest Products - 0.3%
Bowater, Inc.	3,500	156,625
MeadWestvaco Corp.	2,600	70,122
		226,747
TOTAL MATERIALS		8,002,283
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.9%
CenturyTel, Inc.	14,200	374,880
Citizens Communications Co. (a)	19,340	226,858
Qwest Communications International, Inc. (a)	68,500	276,740
		878,478
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A (a)	19,400	213,206
TOTAL TELECOMMUNICATION SERVICES		1,091,684
UTILITIES - 9.9%
Electric Utilities - 6.4%
Ameren Corp.	11,120	536,985
Cinergy Corp.	2,600	100,542
Edison International	32,000	704,000
Entergy Corp.	7,440	435,091
FirstEnergy Corp.	12,330	462,622
PG&E Corp. (a)	47,800	1,283,430
PPL Corp.	20,900	955,548
TXU Corp.	37,200	892,800
Wisconsin Energy Corp.	17,200	569,148
Xcel Energy, Inc.	11,100	192,252
		6,132,418
Gas Utilities - 0.8%
KeySpan Corp.	21,610	788,117
Multi-Utilities & Unregulated Power - 2.5%
AES Corp. (a)	50,700	494,832
Constellation Energy Group, Inc.	13,000	522,990
Equitable Resources, Inc.	14,010	614,899
SCANA Corp.	16,300	565,936
Sierra Pacific Resources (a)	27,000	212,490
		2,411,147
Water Utilities - 0.2%
Aqua America, Inc.	6,125	133,525
TOTAL UTILITIES		9,465,207
TOTAL COMMON STOCKS (Cost $81,296,335)		92,792,275
Investment Companies - 1.5%
	Shares	Value (Note 1)
iShares Russell Midcap Value Index Fund (Cost $1,505,074)	15,600	$ 1,492,914
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 1.08% (b)	1,740,901	1,740,901
Fidelity Securities Lending Cash Central Fund, 1.08% (b)	809,250	809,250
TOTAL MONEY MARKET FUNDS (Cost $2,550,151)		2,550,151
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $85,351,560)	96,835,340
NET OTHER ASSETS - (1.1)%	(1,038,165)
NET ASSETS - 100%	$ 95,797,175
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $89,700,488 and $47,528,699, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,413 for the period.
Income Tax Information
At January 31, 2004, the fund had a capital loss carryforward of approximately $4,841,000 of which $2,580,000 and $2,261,000 will expire on January 31, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2004

Assets
Investment in securities, at value (including securities loaned of $794,310) (cost $85,351,560) - See accompanying schedule		$ 96,835,340
Receivable for fund shares sold		446,964
Dividends receivable		56,590
Interest receivable		898
Prepaid expenses		234
Other affiliated receivables		2
Other receivables		5,253
Total assets		97,345,281

Liabilities
Payable for investments purchased	$ 516,993
Payable for fund shares redeemed	119,146
Accrued management fee	37,846
Other affiliated payables	21,873
Other payables and accrued expenses	42,998
Collateral on securities loaned, at value	809,250
Total liabilities		1,548,106

Net Assets		$ 95,797,175
Net Assets consist of:
Paid in capital		$ 89,201,527
Undistributed net investment income		56
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,888,188)
Net unrealized appreciation (depreciation) on investments		11,483,780
Net Assets, for 7,775,381 shares outstanding		$ 95,797,175
Net Asset Value, offering price and redemption price per share ($95,797,175 ÷ 7,775,381 shares)		$ 12.32

Statement of Operations

	Year ended January 31, 2004

Investment Income
Dividends		$ 771,339
Interest		6,564
Security lending		112
Total income		778,015

Expenses
Management fee Basic fee	$ 282,428
Performance adjustment	(52,724)
Transfer agent fees	144,431
Accounting and security lending fees	58,396
Non-interested trustees' compensation	190
Custodian fees and expenses	13,775
Registration fees	32,511
Audit	38,322
Legal	2,133
Miscellaneous	314
Total expenses before reductions	519,776
Expense reductions	(9,299)	510,477
Net investment income (loss)		267,538
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	362,288
Foreign currency transactions	(1)
Total net realized gain (loss)		362,287
Change in net unrealized appreciation (depreciation) on investment securities		15,535,397
Net gain (loss)		15,897,684
Net increase (decrease) in net assets resulting from operations		$ 16,165,222

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 267,538	$ 341,219
Net realized gain (loss)	362,287	(5,230,441)
Change in net unrealized appreciation (depreciation)	15,535,397	(4,679,071)
Net increase (decrease) in net assets resulting from operations	16,165,222	(9,568,293)
Distributions to shareholders from net investment income	(251,617)	(350,115)
Share transactions Net proceeds from sales of shares	64,041,116	63,034,592
Reinvestment of distributions	233,064	317,225
Cost of shares redeemed	(20,816,627)	(40,789,167)
Net increase (decrease) in net assets resulting from share transactions	43,457,553	22,562,650
Redemption fees	6,912	1,840
Total increase (decrease) in net assets	59,378,070	12,646,082

Net Assets
Beginning of period	36,419,105	23,773,023
End of period (including undistributed net investment income of $56 and distributions in excess of net investment income of $49,489, respectively)	$ 95,797,175	$ 36,419,105
Other Information Shares
Sold	5,573,189	5,948,334
Issued in reinvestment of distributions	19,930	34,452
Redeemed	(1,933,118)	(4,112,209)
Net increase (decrease)	3,660,001	1,870,577

Financial Highlights

Years ended January 31,	2004	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.85	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.06	.08	.01
Net realized and unrealized gain (loss)	3.45	(1.74)	.59
Total from investment operations	3.51	(1.66)	.60
Distributions from net investment income	(.04)	(.08)	(.01)
Redemption fees added to paid in capitalD	-G	-G	-
Net asset value, end of period	$ 12.32	$ 8.85	$ 10.59
Total ReturnB,C	39.69%	(15.71)%	6.00%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.07%	1.28%	2.30%A
Expenses net of voluntary waivers, if any	1.07%	1.20%	1.20%A
Expenses net of all reductions	1.05%	1.18%	1.20%A
Net investment income (loss)	.55%	.79%	.59%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,797	$ 36,419	$ 23,773
Portfolio turnover rate	97%	113%	68%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

Annual Report

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Life of FundA
Fidelity Structured Large Cap Growth	32.90%	-3.65%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Large Cap Growth Fund on November 15, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell 1000® Growth Index did over the same period.

Annual Report

Fidelity Structured Large Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Structured Large Cap Growth Fund

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

For the 12 months ending January 31, 2004, the fund returned 32.90%, trailing the Russell 1000® Growth Index and the LipperSM Growth Funds Average, which rose 35.69% and 35.18%, respectively. The fund's underweighting in several low-quality, highly speculative stocks that were small positions in the index caused a good percentage of its relative underperformance, as this group surprisingly turned out to be the top-performing area of the market during the past year. These top performers tended to be highly leveraged companies with no current earnings that investors became attracted to given the improving economic climate and greater access to cheaper corporate financing. The fund's biggest detractors were the result of an underweighting relative to the index in semiconductor chip maker Intel, which performed quite well, and an overweighting in two poor-performing pharmaceutical stocks, Merck and Schering-Plough. Turning to the fund's contributors during the past year, overweighting two strong-performing software stocks, Internet portal Yahoo! and video game software provider Electronic Arts, worked out well. Some of these positions were reduced or eliminated from the fund prior to the end of the period. Good stock selection in the biotechnology and consumer staples sectors also provided a boost to the fund's relative performance.

Note to shareholders: Bahaa Fam became Portfolio Manager of Fidelity Structured Large Cap Growth Fund on February 12, 2004, after the period covered by this report.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Large Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	6.6	5.5
Microsoft Corp.	5.7	5.3
Pfizer, Inc.	4.5	5.4
Cisco Systems, Inc.	3.6	2.9
Johnson & Johnson	2.9	2.9
Intel Corp.	2.8	1.6
Procter & Gamble Co.	2.5	2.4
American International Group, Inc.	2.3	3.1
The Coca-Cola Co.	2.2	2.7
Wal-Mart Stores, Inc.	2.0	2.0
	35.1
Top Five Market Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.8	25.7
Health Care	23.8	26.8
Industrials	12.7	12.2
Consumer Staples	11.3	12.2
Consumer Discretionary	10.4	11.2
Asset Allocation (% of fund's net assets)
As of January 31, 2004*		As of July 31, 2003**
	Stocks 97.7%		Stocks 99.8%
	Short-Term Investments and Net Other Assets 2.3%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	1.0%	**Foreign investments	0.5%

Annual Report

Fidelity Structured Large Cap Growth Fund

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 0.5%
Harley-Davidson, Inc.	2,400	$ 122,496
Hotels, Restaurants & Leisure - 1.0%
Darden Restaurants, Inc.	3,200	64,000
GTECH Holdings Corp.	900	50,049
International Game Technology	1,600	59,936
International Speedway Corp. Class A	1,300	61,113
		235,098
Household Durables - 0.2%
Harman International Industries, Inc.	600	44,538
Internet & Catalog Retail - 0.3%
InterActiveCorp (a)	1,700	55,080
Media - 3.3%
Clear Channel Communications, Inc.	6,600	296,934
Fox Entertainment Group, Inc. Class A (a)	1,000	29,940
Omnicom Group, Inc.	1,100	90,640
Univision Communications, Inc. Class A (a)	2,300	81,351
Viacom, Inc. Class B (non-vtg.)	6,700	270,010
		768,875
Multiline Retail - 0.8%
Big Lots, Inc. (a)	3,500	49,455
Kohl's Corp. (a)	3,000	132,900
		182,355
Specialty Retail - 4.3%
CarMax, Inc. (a)	5,000	166,750
Chico's FAS, Inc. (a)	2,600	95,784
Circuit City Stores, Inc.	9,100	97,370
Gap, Inc.	4,800	89,184
Home Depot, Inc.	10,100	358,247
Ross Stores, Inc.	2,200	61,490
Staples, Inc. (a)	1,800	47,898
Weight Watchers International, Inc. (a)	2,200	83,710
		1,000,433
TOTAL CONSUMER DISCRETIONARY		2,408,875
CONSUMER STAPLES - 11.3%
Beverages - 2.7%
Constellation Brands, Inc. Class A (a)	1,600	53,664
PepsiCo, Inc.	1,600	75,616
The Coca-Cola Co.	10,100	497,324
		626,604
Food & Staples Retailing - 3.7%
CVS Corp.	3,000	107,160
Kroger Co. (a)	4,600	85,238
Safeway, Inc. (a)	2,300	51,957
Sysco Corp.	4,000	151,720
Wal-Mart Stores, Inc.	8,500	457,725
		853,800

	Shares	Value (Note 1)
Food Products - 0.5%
McCormick & Co., Inc. (non-vtg.)	4,000	$ 118,720
Household Products - 3.1%
Colgate-Palmolive Co.	2,800	143,556
Procter & Gamble Co.	5,600	566,048
		709,604
Personal Products - 1.3%
Gillette Co.	8,100	293,625
TOTAL CONSUMER STAPLES		2,602,353
ENERGY - 1.7%
Energy Equipment & Services - 1.5%
BJ Services Co. (a)	2,100	82,194
ENSCO International, Inc.	1,900	54,150
Nabors Industries Ltd. (a)	2,500	110,000
Pride International, Inc. (a)	4,300	81,055
Weatherford International Ltd. (a)	500	20,160
		347,559
Oil & Gas - 0.2%
Burlington Resources, Inc.	1,000	54,740
TOTAL ENERGY		402,299
FINANCIALS - 7.3%
Capital Markets - 0.3%
Bank of New York Co., Inc.	2,000	63,500
Commercial Banks - 0.9%
Fifth Third Bancorp	2,600	150,254
Synovus Financial Corp.	2,400	60,240
		210,494
Consumer Finance - 0.3%
MBNA Corp.	2,400	64,704
Diversified Financial Services - 0.4%
Citigroup, Inc.	2,000	98,960
Insurance - 3.4%
AFLAC, Inc.	1,200	44,256
Allstate Corp.	2,800	127,288
American International Group, Inc.	7,800	541,710
Progressive Corp.	800	66,120
		779,374
Real Estate - 0.2%
Apartment Investment & Management Co. Class A	1,300	45,734
Thrifts & Mortgage Finance - 1.8%
Fannie Mae	4,100	316,110
Golden West Financial Corp., Delaware	500	51,865
Sovereign Bancorp, Inc.	2,600	58,786
		426,761
TOTAL FINANCIALS		1,689,527
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 23.8%
Biotechnology - 4.5%
Affymetrix, Inc. (a)	400	$ 12,540
Alkermes, Inc. (a)	1,200	17,976
Amgen, Inc. (a)	3,200	206,368
Celgene Corp. (a)	1,900	76,779
Cephalon, Inc. (a)	1,200	65,784
Charles River Laboratories International, Inc. (a)	7,400	297,110
Genentech, Inc. (a)	1,000	95,500
Gilead Sciences, Inc. (a)	1,100	60,357
ImClone Systems, Inc. (a)	200	8,192
MedImmune, Inc. (a)	600	14,100
Millennium Pharmaceuticals, Inc. (a)	1,100	19,404
Protein Design Labs, Inc. (a)	8,200	165,640
		1,039,750
Health Care Equipment & Supplies - 2.1%
Baxter International, Inc.	2,600	75,790
Boston Scientific Corp. (a)	2,400	97,896
Medtronic, Inc.	4,400	216,568
St. Jude Medical, Inc. (a)	1,400	100,590
		490,844
Health Care Providers & Services - 2.2%
Humana, Inc. (a)	3,100	72,323
Lincare Holdings, Inc. (a)	1,900	61,142
Manor Care, Inc.	700	24,990
UnitedHealth Group, Inc.	5,600	340,928
		499,383
Pharmaceuticals - 15.0%
Abbott Laboratories	5,300	228,324
AstraZeneca PLC sponsored ADR	2,200	106,194
Barr Pharmaceuticals, Inc. (a)	800	60,232
Endo Pharmaceuticals Holdings, Inc. (a)	3,200	69,216
Forest Laboratories, Inc. (a)	3,500	260,715
Hollis-Eden Pharmaceutcals, Inc. (a)	3,700	54,723
IVAX Corp. (a)	3,400	85,000
Johnson & Johnson	12,600	673,092
Merck & Co., Inc.	9,000	428,400
Pfizer, Inc.	28,660	1,049,816
Schering-Plough Corp.	18,600	326,244
Watson Pharmaceuticals, Inc. (a)	2,500	116,275
		3,458,231
TOTAL HEALTH CARE		5,488,208
INDUSTRIALS - 12.7%
Aerospace & Defense - 1.7%
Boeing Co.	4,200	175,350
Lockheed Martin Corp.	3,100	150,722
United Defense Industries, Inc. (a)	2,000	58,600
		384,672

	Shares	Value (Note 1)
Air Freight & Logistics - 0.5%
FedEx Corp.	1,700	$ 114,376
Airlines - 0.1%
JetBlue Airways Corp. (a)	1,200	27,276
Commercial Services & Supplies - 1.9%
Career Education Corp. (a)	1,600	80,576
Cintas Corp.	1,800	81,270
Corinthian Colleges, Inc. (a)	800	49,832
Education Management Corp. (a)	2,800	93,996
Labor Ready, Inc. (a)	10,400	136,760
		442,434
Industrial Conglomerates - 7.8%
3M Co.	3,600	284,724
General Electric Co.	44,900	1,509,987
		1,794,711
Machinery - 0.7%
Eaton Corp.	1,000	116,150
Ingersoll-Rand Co. Ltd. Class A	700	46,571
		162,721
TOTAL INDUSTRIALS		2,926,190
INFORMATION TECHNOLOGY - 28.8%
Communications Equipment - 6.2%
Avaya, Inc. (a)	3,300	57,354
CIENA Corp. (a)	7,800	56,550
Cisco Systems, Inc. (a)	32,100	823,044
Emulex Corp. (a)	1,300	35,269
Finisar Corp. (a)	12,100	40,898
JDS Uniphase Corp. (a)	10,100	51,510
Juniper Networks, Inc. (a)	3,400	98,226
QLogic Corp. (a)	1,900	85,424
QUALCOMM, Inc.	1,800	105,156
Research in Motion Ltd. (a)	400	34,763
UTStarcom, Inc. (a)	1,500	50,220
		1,438,414
Computers & Peripherals - 2.8%
Dell, Inc. (a)	13,100	438,457
International Business Machines Corp.	300	29,769
Lexmark International, Inc. Class A (a)	1,100	91,179
Maxtor Corp. (a)	3,000	27,750
SanDisk Corp. (a)	700	38,108
Western Digital Corp. (a)	1,700	17,391
		642,654
Electronic Equipment & Instruments - 0.8%
Amphenol Corp. Class A (a)	900	59,463
Symbol Technologies, Inc.	4,200	72,660
Vishay Intertechnology, Inc. (a)	2,400	55,776
		187,899
Internet Software & Services - 1.7%
Akamai Technologies, Inc. (a)	1,900	24,548
Blue Coat Systems, Inc. (a)	2,500	62,125
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
EarthLink, Inc. (a)	2,800	$ 26,348
Opsware, Inc. (a)	8,800	70,400
SonicWALL, Inc. (a)	5,100	47,736
Yahoo!, Inc. (a)	3,210	150,389
		381,546
IT Services - 2.0%
Affiliated Computer Services, Inc. Class A (a)	1,000	55,450
CACI International, Inc. Class A (a)	1,100	48,653
Ceridian Corp. (a)	2,500	51,400
Cognizant Technology Solutions Corp. Class A (a)	900	48,627
Concord EFS, Inc. (a)	6,000	84,720
First Data Corp.	4,200	164,472
		453,322
Semiconductors & Semiconductor Equipment - 7.6%
Altera Corp. (a)	2,700	60,453
Analog Devices, Inc.	6,100	291,885
ASML Holding NV (NY Shares) (a)	3,100	59,706
Integrated Circuit Systems, Inc. (a)	1,100	28,325
Intel Corp.	21,000	642,600
KLA-Tencor Corp. (a)	1,600	91,312
National Semiconductor Corp. (a)	1,900	73,055
NPTest Holding Corp.	1,000	11,400
Photronics, Inc. (a)	1,300	25,272
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	4,000	44,720
Teradyne, Inc. (a)	2,400	64,560
Texas Instruments, Inc.	11,700	366,795
		1,760,083
Software - 7.7%
BEA Systems, Inc. (a)	5,900	74,517
Cadence Design Systems, Inc. (a)	3,900	64,623
FactSet Research Systems, Inc.	1,100	41,855
Microsoft Corp.	47,700	1,318,905
Network Associates, Inc. (a)	6,200	107,570
Novell, Inc. (a)	5,400	68,580
Symantec Corp. (a)	500	19,400
Synopsys, Inc. (a)	1,800	63,522
Vastera, Inc. (a)	4,000	14,440
		1,773,412
TOTAL INFORMATION TECHNOLOGY		6,637,330

	Shares	Value (Note 1)
MATERIALS - 0.3%
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc. Class B	1,000	$ 36,860
Nucor Corp.	600	33,786
		70,646
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.5%
Qwest Communications International, Inc. (a)	14,100	56,964
SBC Communications, Inc.	2,200	56,100
		113,064
Wireless Telecommunication Services - 0.6%
Nextel Communications, Inc. Class A (a)	5,600	147,784
TOTAL TELECOMMUNICATION SERVICES		260,848
UTILITIES - 0.3%
Multi-Utilities & Unregulated Power - 0.3%
AES Corp. (a)	3,900	38,064
Calpine Corp. (a)	3,800	22,116
		60,180
TOTAL COMMON STOCKS (Cost $18,468,024)		22,546,456
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 1.08% (b) (Cost $576,004)	576,004	576,004
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $19,044,028)	23,122,460
NET OTHER ASSETS - (0.2)%	(43,040)
NET ASSETS - 100%	$ 23,079,420
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $15,408,121 and $17,158,358, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,127 for the period.
Income Tax Information
At January 31, 2004, the fund had a capital loss carryforward of approximately $3,774,000 of which $2,247,000 and $1,527,000 will expire on January 31, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2004

Assets
Investment in securities, at value (cost $19,044,028) - See accompanying schedule		$ 23,122,460
Receivable for investments sold		3,199
Receivable for fund shares sold		53,342
Dividends receivable		10,399
Interest receivable		360
Prepaid expenses		102
Receivable from investment adviser for expense reductions		4,211
Other affiliated receivables		27
Other receivables		1,328
Total assets		23,195,428

Liabilities
Payable for investments purchased	$ 59,319
Payable for fund shares redeemed	4,878
Accrued management fee	9,447
Transfer agent fee payable	6,243
Other affiliated payables	2,500
Other payables and accrued expenses	33,621
Total liabilities		116,008

Net Assets		$ 23,079,420
Net Assets consist of:
Paid in capital		$ 22,805,914
Accumulated undistributed net realized gain (loss) on investments		(3,804,926)
Net unrealized appreciation (depreciation) on investments		4,078,432
Net Assets, for 2,505,782 shares outstanding		$ 23,079,420
Net Asset Value, offering price and redemption price per share ($23,079,420 ÷ 2,505,782 shares)		$ 9.21

Statement of Operations

	Year ended January 31, 2004

Investment Income
Dividends		$ 194,105
Interest		2,529
Security lending		1
Total income		196,635

Expenses
Management fee Basic fee	$ 110,440
Performance adjustment	(12,094)
Transfer agent fees	63,977
Accounting and security lending fees	57,975
Non-interested trustees' compensation	81
Custodian fees and expenses	8,399
Registration fees	21,753
Audit	38,207
Legal	2,218
Miscellaneous	150
Total expenses before reductions	291,106
Expense reductions	(65,567)	225,539
Net investment income (loss)		(28,904)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		1,265,804
Change in net unrealized appreciation (depreciation) on investment securities		4,092,656
Net gain (loss)		5,358,460
Net increase (decrease) in net assets resulting from operations		$ 5,329,556

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Large Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (28,904)	$ (34,874)
Net realized gain (loss)	1,265,804	(5,066,185)
Change in net unrealized appreciation (depreciation)	4,092,656	180,814
Net increase (decrease) in net assets resulting from operations	5,329,556	(4,920,245)
Share transactions Net proceeds from sales of shares	12,768,477	68,728,120
Cost of shares redeemed	(13,921,635)	(54,849,904)
Net increase (decrease) in net assets resulting from share transactions	(1,153,158)	13,878,216
Redemption fees	1,152	7,956
Total increase (decrease) in net assets	4,177,550	8,965,927

Net Assets
Beginning of period	18,901,870	9,935,943
End of period	$ 23,079,420	$ 18,901,870
Other Information Shares
Sold	1,546,339	9,175,757
Redeemed	(1,769,627)	(7,457,689)
Net increase (decrease)	(223,288)	1,718,068

Financial Highlights

Years ended January 31,	2004	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 6.93	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	2.29	(2.89)	(.16)
Total from investment operations	2.28	(2.90)	(.17)
Redemption fees added to paid in capitalD	-G	-G	-
Net asset value, end of period	$ 9.21	$ 6.93	$ 9.83
Total ReturnB,C	32.90%	(29.50)%	(1.70)%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.53%	1.43%	3.32%A
Expenses net of voluntary waivers, if any	1.20%	1.20%	1.20%A
Expenses net of all reductions	1.18%	1.18%	1.20%A
Net investment income (loss)	(.15)%	(.12)%	(.42)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,079	$ 18,902	$ 9,936
Portfolio turnover rate	81%	245%	32%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity a fund's total returns will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Life of FundA
Fidelity Structured Mid Cap Growth	45.22%	2.80%

A From November 15, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Growth Fund on November 15, 2001, when the fund started. The chart shows what the value of your investment would have been, and also shows how the Russell Midcap® Growth Index did over the same period.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Structured Mid Cap Growth Fund

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

For the 12 months ending January 31, 2004, the fund returned 45.22%, trailing the 48.89% return for the Russell Midcap® Growth Index, but outdistancing the 43.00% gain for the LipperSM Mid-Cap Funds Average. Despite the fund's strong absolute return, it trailed its index during the past year primarily because it had a lower exposure to many unprofitable companies with high levels of debt, and these stocks tended to be among the index's best performers. More specifically, not investing in many of the most-speculative tech stocks included in the index, including semiconductor equipment provider Lam Research and fiber-optic cable/liquid-crystal display manufacturer Corning, held back the fund's relative performance. Elsewhere, an overweighting of and poor stock picking in the energy sector hurt the fund's return relative to its index. In particular, an out-of-benchmark position in oil-drilling services company Noble was a notable detractor. On the positive side, good stock picking in both the software and semiconductor industries helped boost the fund's performance. Top performers included chip maker National Semiconductor, communications equipment provider Ditech Communications and Internet portal Yahoo!. Some of these positions were reduced or eliminated from the fund prior to the end of the period.

Note to shareholders: Bahaa Fam became Portfolio Manager of Fidelity Structured Mid Cap Growth Fund on February 12, 2004, after the period covered by this report.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Charles River Laboratories International, Inc.	2.0	0.8
National Semiconductor Corp.	1.8	1.4
CarMax, Inc.	1.7	0.5
St. Jude Medical, Inc.	1.7	0.8
Watson Pharmaceuticals, Inc.	1.6	0.8
ACE Ltd.	1.4	0.6
KLA-Tencor Corp.	1.4	0.0
Biomet, Inc.	1.3	1.6
DeVry, Inc.	1.2	0.9
Juniper Networks, Inc.	1.2	0.0
	15.3
Top Five Market Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	30.9	26.3
Health Care	22.3	20.3
Consumer Discretionary	18.7	21.6
Industrials	9.5	12.5
Financials	6.4	4.7
Asset Allocation (% of fund's net assets)
As of January 31, 2004*		As of July 31, 2003**
	Stocks 98.6%		Stocks and Investment Companies 98.1%
	Short-Term Investments and Net Other Assets 1.4%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	3.8%	**Foreign investments	2.5%

Annual Report

Fidelity Structured Mid Cap Growth Fund

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.7%
Automobiles - 0.7%
Harley-Davidson, Inc.	4,600	$ 234,784
Monaco Coach Corp. (a)	9,600	213,600
		448,384
Hotels, Restaurants & Leisure - 4.7%
Applebee's International, Inc.	9,500	362,140
Brinker International, Inc. (a)	3,100	109,585
Darden Restaurants, Inc.	15,900	318,000
GTECH Holdings Corp.	6,900	383,709
International Game Technology	11,900	445,774
International Speedway Corp. Class A	3,000	141,030
Kerzner International Ltd. (a)	3,600	153,360
Mandalay Resort Group	3,600	168,732
Starbucks Corp. (a)	8,600	316,136
Wendy's International, Inc.	6,500	258,245
Yum! Brands, Inc. (a)	6,400	217,024
		2,873,735
Household Durables - 1.2%
D.R. Horton, Inc.	4,200	118,020
Garmin Ltd.	3,800	201,932
Harman International Industries, Inc.	5,800	430,534
		750,486
Internet & Catalog Retail - 0.3%
InterActiveCorp (a)	5,726	185,522
Leisure Equipment & Products - 0.2%
Action Performance Companies, Inc.	7,300	125,633
Media - 2.5%
Cablevision Systems Corp. - NY Group Class A (a)	12,200	312,076
Cumulus Media, Inc. Class A (a)	10,100	206,444
Entercom Communications Corp. Class A (a)	1,700	80,937
Fox Entertainment Group, Inc. Class A (a)	8,100	242,514
Lamar Advertising Co. Class A (a)	6,300	242,424
Univision Communications, Inc. Class A (a)	11,300	399,681
		1,484,076
Multiline Retail - 0.6%
Big Lots, Inc. (a)	11,600	163,908
Tuesday Morning Corp. (a)	5,600	177,016
		340,924
Specialty Retail - 7.4%
AutoZone, Inc. (a)	4,200	354,144
Big 5 Sporting Goods Corp. (a)	3,000	73,740
CarMax, Inc. (a)	31,000	1,033,850
Chico's FAS, Inc. (a)	7,200	265,248
Christopher & Banks Corp.	2,850	55,547
Circuit City Stores, Inc.	22,200	237,540
Foot Locker, Inc.	5,900	145,966
Hibbett Sporting Goods, Inc. (a)	8,000	248,800

	Shares	Value (Note 1)
Hot Topic, Inc. (a)	3,900	$ 118,833
Kirkland's, Inc. (a)	5,400	80,082
Linens 'N Things, Inc. (a)	8,000	230,880
Ross Stores, Inc.	8,000	223,600
Select Comfort Corp. (a)	8,900	207,192
Shoe Carnival, Inc. (a)	6,400	103,936
Staples, Inc. (a)	18,700	497,607
United Auto Group, Inc.	4,700	133,198
Weight Watchers International, Inc. (a)	12,500	475,625
		4,485,788
Textiles Apparel & Luxury Goods - 1.1%
Kellwood Co.	3,100	126,511
Polo Ralph Lauren Corp. Class A	6,800	205,360
Russell Corp.	18,600	327,546
		659,417
TOTAL CONSUMER DISCRETIONARY		11,353,965
CONSUMER STAPLES - 3.7%
Beverages - 0.5%
Constellation Brands, Inc. Class A (a)	9,700	325,338
Food & Staples Retailing - 1.0%
CVS Corp.	4,500	160,740
Kroger Co. (a)	23,400	433,602
		594,342
Food Products - 1.5%
Dean Foods Co. (a)	3,900	124,800
McCormick & Co., Inc. (non-vtg.)	9,600	284,928
SunOpta, Inc. (a)	11,500	110,201
Wm. Wrigley Jr. Co.	6,300	354,501
		874,430
Personal Products - 0.7%
Estee Lauder Companies, Inc. Class A	10,200	417,894
TOTAL CONSUMER STAPLES		2,212,004
ENERGY - 3.4%
Energy Equipment & Services - 2.3%
BJ Services Co. (a)	7,800	305,292
ENSCO International, Inc.	3,600	102,600
Nabors Industries Ltd. (a)	7,600	334,400
Pride International, Inc. (a)	17,100	322,335
Rowan Companies, Inc. (a)	3,400	77,792
Smith International, Inc. (a)	2,000	96,920
Weatherford International Ltd. (a)	3,300	133,056
		1,372,395
Oil & Gas - 1.1%
Burlington Resources, Inc.	4,600	251,804
Chesapeake Energy Corp.	17,900	223,034
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
General Maritime Corp. (a)	3,700	$ 77,700
Teekay Shipping Corp.	2,200	139,040
		691,578
TOTAL ENERGY		2,063,973
FINANCIALS - 6.4%
Capital Markets - 0.4%
Investors Financial Services Corp.	5,800	240,352
Commercial Banks - 1.7%
PrivateBancorp, Inc.	2,800	136,332
Silicon Valley Bancshares (a)	4,000	138,320
Synovus Financial Corp.	25,100	630,010
Wintrust Financial Corp.	3,400	159,188
		1,063,850
Consumer Finance - 0.5%
SLM Corp.	7,300	280,320
Insurance - 1.6%
ACE Ltd.	19,700	855,374
AMBAC Financial Group, Inc.	1,500	112,155
		967,529
Real Estate - 0.3%
Apartment Investment & Management Co. Class A	3,500	123,130
Manufactured Home Communities, Inc.	2,700	90,720
		213,850
Thrifts & Mortgage Finance - 1.9%
Doral Financial Corp.	8,550	277,619
NetBank, Inc.	11,300	128,820
New York Community Bancorp, Inc.	9,600	396,000
Sovereign Bancorp, Inc.	7,200	162,792
W Holding Co., Inc.	8,874	174,374
		1,139,605
TOTAL FINANCIALS		3,905,506
HEALTH CARE - 22.3%
Biotechnology - 5.0%
Affymetrix, Inc. (a)	4,200	131,670
Alkermes, Inc. (a)	8,100	121,338
Celgene Corp. (a)	7,000	282,870
Cephalon, Inc. (a)	4,000	219,280
Charles River Laboratories International, Inc. (a)	29,700	1,192,455
Harvard Bioscience, Inc. (a)	8,400	75,600
ImClone Systems, Inc. (a)	2,000	81,920
Invitrogen Corp. (a)	2,400	184,800
MedImmune, Inc. (a)	6,900	162,150
Millennium Pharmaceuticals, Inc. (a)	8,300	146,412

	Shares	Value (Note 1)
Neurocrine Biosciences, Inc. (a)	3,100	$ 175,429
Protein Design Labs, Inc. (a)	14,200	286,840
		3,060,764
Health Care Equipment & Supplies - 5.6%
Biomet, Inc.	20,400	788,664
Edwards Lifesciences Corp. (a)	8,000	278,640
Fisher Scientific International, Inc. (a)	5,600	250,040
ICU Medical, Inc. (a)	1,500	56,550
Osteotech, Inc. (a)	25,000	183,000
St. Jude Medical, Inc. (a)	14,100	1,013,085
Wilson Greatbatch Technologies, Inc. (a)	3,500	141,400
Zimmer Holdings, Inc. (a)	8,900	680,850
		3,392,229
Health Care Providers & Services - 5.7%
Aetna, Inc.	3,400	238,000
American Healthways, Inc. (a)	8,600	237,188
AmerisourceBergen Corp.	5,300	291,765
AmSurg Corp. (a)	3,400	128,044
Covance, Inc. (a)	4,900	140,287
Coventry Health Care, Inc. (a)	6,000	397,800
DaVita, Inc. (a)	6,200	248,744
Health Management Associates, Inc. Class A	9,400	230,394
Henry Schein, Inc. (a)	3,000	210,420
Inveresk Research Group, Inc. (a)	2,200	52,052
Laboratory Corp. of America Holdings (a)	4,800	204,960
Lincare Holdings, Inc. (a)	10,100	325,018
Manor Care, Inc.	2,000	71,400
Molina Healthcare, Inc.	5,200	133,900
Patterson Dental Co. (a)	3,200	211,040
Universal Health Services, Inc. Class B	3,500	192,220
WebMD Corp. (a)	14,900	134,100
		3,447,332
Pharmaceuticals - 6.0%
Allergan, Inc.	8,400	695,940
Barr Pharmaceuticals, Inc. (a)	6,000	451,740
Endo Pharmaceuticals Holdings, Inc. (a)	9,900	214,137
Guilford Pharmaceuticals, Inc. (a)	16,100	136,689
Hollis-Eden Pharmaceutcals, Inc. (a)	10,000	147,900
IVAX Corp. (a)	18,000	450,000
Pharmaceutical Resources, Inc. (a)	4,500	279,045
Sepracor, Inc. (a)	10,400	281,320
Watson Pharmaceuticals, Inc. (a)	20,900	972,059
		3,628,830
TOTAL HEALTH CARE		13,529,155
INDUSTRIALS - 9.5%
Aerospace & Defense - 0.7%
Ducommun, Inc. (a)	4,200	103,740
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Aerospace & Defense - continued
SI International, Inc. (a)	7,100	$ 149,668
United Defense Industries, Inc. (a)	6,100	178,730
		432,138
Airlines - 0.1%
JetBlue Airways Corp. (a)	1,800	40,914
Building Products - 0.4%
American Standard Companies, Inc. (a)	2,300	244,260
Commercial Services & Supplies - 6.1%
Career Education Corp. (a)	11,300	569,068
Central Parking Corp.	4,700	94,000
ChoicePoint, Inc. (a)	7,900	304,150
Cintas Corp.	8,500	383,775
Copart, Inc. (a)	9,100	153,335
Corinthian Colleges, Inc. (a)	6,400	398,656
Corrections Corp. of America (a)	3,700	105,154
DeVry, Inc. (a)	25,000	740,750
Education Management Corp. (a)	7,200	241,704
Ionics, Inc. (a)	3,900	106,821
Labor Ready, Inc. (a)	16,400	215,660
Mail-Well, Inc. (a)	22,500	98,325
Robert Half International, Inc. (a)	12,400	291,276
		3,702,674
Construction & Engineering - 0.6%
Chicago Bridge & Iron Co. NV	3,000	91,680
Dycom Industries, Inc. (a)	2,100	54,327
Jacobs Engineering Group, Inc. (a)	4,600	206,448
		352,455
Machinery - 1.5%
AGCO Corp. (a)	8,900	179,424
Ingersoll-Rand Co. Ltd. Class A	2,700	179,631
ITT Industries, Inc.	5,400	402,516
Pentair, Inc.	3,300	150,744
		912,315
Trading Companies & Distributors - 0.1%
Fastenal Co.	2,000	96,160
TOTAL INDUSTRIALS		5,780,916
INFORMATION TECHNOLOGY - 30.9%
Communications Equipment - 6.1%
Avaya, Inc. (a)	8,800	152,944
Avocent Corp. (a)	11,300	413,128
CIENA Corp. (a)	23,600	171,100
Comverse Technology, Inc. (a)	20,800	366,080
Emulex Corp. (a)	6,800	184,484
F5 Networks, Inc. (a)	1,700	57,817
Finisar Corp. (a)	57,600	194,688
Foundry Networks, Inc. (a)	3,900	92,937
JDS Uniphase Corp. (a)	95,300	486,030
Juniper Networks, Inc. (a)	25,400	733,806

	Shares	Value (Note 1)
QLogic Corp. (a)	8,700	$ 391,152
Research in Motion Ltd. (a)	500	43,454
UTStarcom, Inc. (a)	11,700	391,716
		3,679,336
Computers & Peripherals - 2.3%
Advanced Digital Information Corp. (a)	7,700	137,368
Applied Films Corp. (a)	6,000	204,000
Lexmark International, Inc. Class A (a)	6,800	563,652
Maxtor Corp. (a)	12,700	117,475
SanDisk Corp. (a)	4,500	244,980
Western Digital Corp. (a)	12,600	128,898
		1,396,373
Electronic Equipment & Instruments - 1.7%
Amphenol Corp. Class A (a)	7,100	469,097
Flir Systems, Inc. (a)	3,100	112,220
National Instruments Corp.	3,300	162,591
Symbol Technologies, Inc.	17,100	295,830
		1,039,738
Internet Software & Services - 2.5%
Akamai Technologies, Inc. (a)	12,500	161,500
Blue Coat Systems, Inc. (a)	12,500	310,625
EarthLink, Inc. (a)	4,700	44,227
Equinix, Inc. (a)	3,700	121,767
Opsware, Inc. (a)	39,700	317,600
SonicWALL, Inc. (a)	26,200	245,232
United Online, Inc. (a)	9,150	170,373
Yahoo!, Inc. (a)	2,800	131,180
		1,502,504
IT Services - 4.0%
Affiliated Computer Services, Inc. Class A (a)	7,600	421,420
Anteon International Corp. (a)	3,600	104,724
CACI International, Inc. Class A (a)	7,000	309,610
Ceridian Corp. (a)	31,700	651,752
Cognizant Technology Solutions Corp. Class A (a)	3,000	162,090
Concord EFS, Inc. (a)	33,300	470,196
First Data Corp.	6,400	250,624
ManTech International Corp. Class A (a)	2,300	49,220
		2,419,636
Semiconductors & Semiconductor Equipment - 8.4%
Altera Corp. (a)	26,000	582,140
Analog Devices, Inc.	4,900	234,465
ASML Holding NV (NY Shares) (a)	12,900	248,454
Asyst Technologies, Inc. (a)	5,800	88,856
Axcelis Technologies, Inc. (a)	17,300	219,537
Cabot Microelectronics Corp. (a)	2,200	99,880
Cree, Inc. (a)	8,400	210,588
Integrated Circuit Systems, Inc. (a)	7,700	198,275
Intersil Corp. Class A	6,560	172,134
KLA-Tencor Corp. (a)	14,600	833,222
Lam Research Corp. (a)	9,400	251,450
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
National Semiconductor Corp. (a)	29,000	$ 1,115,050
NPTest Holding Corp.	2,000	22,800
Photronics, Inc. (a)	3,200	62,208
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	33,000	368,940
Teradyne, Inc. (a)	14,100	379,290
		5,087,289
Software - 5.9%
Ascential Software Corp. (a)	8,000	193,600
Autodesk, Inc.	9,400	240,170
BEA Systems, Inc. (a)	26,200	330,906
Cadence Design Systems, Inc. (a)	21,100	349,627
Concur Technologies, Inc. (a)	7,900	92,983
Dynamics Research Corp. (a)	4,500	73,755
Electronic Arts, Inc. (a)	7,000	328,020
FactSet Research Systems, Inc.	3,500	133,175
Intuit, Inc. (a)	6,000	302,520
Manhattan Associates, Inc. (a)	4,800	134,880
Network Associates, Inc. (a)	22,500	390,375
Novell, Inc. (a)	21,200	269,240
Symantec Corp. (a)	12,100	469,480
Synopsys, Inc. (a)	7,200	254,088
Vastera, Inc. (a)	11,100	40,071
		3,602,890
TOTAL INFORMATION TECHNOLOGY		18,727,766
MATERIALS - 2.1%
Chemicals - 0.9%
Praxair, Inc.	14,400	509,904
Solutia, Inc. (a)	78,500	26,298
		536,202
Construction Materials - 0.2%
Florida Rock Industries, Inc.	3,000	124,050
Containers & Packaging - 0.3%
Pactiv Corp. (a)	9,000	195,210
Metals & Mining - 0.7%
Freeport-McMoRan Copper & Gold, Inc. Class B	8,500	313,310
Nucor Corp.	1,600	90,096
		403,406
TOTAL MATERIALS		1,258,868

	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.7%
Citizens Communications Co. (a)	12,700	$ 148,971
Qwest Communications International, Inc. (a)	71,400	288,456
		437,427
Wireless Telecommunication Services - 0.5%
At Road, Inc. (a)	10,600	142,358
Wireless Facilities, Inc. (a)	9,900	141,669
		284,027
TOTAL TELECOMMUNICATION SERVICES		721,454
UTILITIES - 0.4%
Multi-Utilities & Unregulated Power - 0.4%
AES Corp. (a)	21,600	210,816
Calpine Corp. (a)	10,200	59,364
		270,180
TOTAL COMMON STOCKS (Cost $52,466,289)		59,823,787
Money Market Funds - 2.1%

Fidelity Cash Central Fund, 1.08% (b)	889,828	889,828
Fidelity Securities Lending Cash Central Fund, 1.08% (b)	351,244	351,244
TOTAL MONEY MARKET FUNDS (Cost $1,241,072)		1,241,072
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $53,707,361)	61,064,859
NET OTHER ASSETS - (0.7)%	(404,890)
NET ASSETS - 100%	$ 60,659,969
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $62,146,175 and $30,837,636, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,938 for the period.
Income Tax Information
At January 31, 2004, the fund had a capital loss carryforward of approximately $2,097,000 all of which will expire on January 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2004

Assets
Investment in securities, at value (including securities loaned of $348,554) (cost $53,707,361) - See accompanying schedule		$ 61,064,859
Receivable for investments sold		224,382
Receivable for fund shares sold		165,006
Dividends receivable		8,601
Interest receivable		543
Prepaid expenses		177
Other affiliated receivables		18
Other receivables		8,800
Total assets		61,472,386

Liabilities
Payable for investments purchased	$ 252,523
Payable for fund shares redeemed	124,277
Accrued management fee	28,975
Other affiliated payables	16,125
Other payables and accrued expenses	39,273
Collateral on securities loaned, at value	351,244
Total liabilities		812,417

Net Assets		$ 60,659,969
Net Assets consist of:
Paid in capital		$ 55,413,934
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,111,463)
Net unrealized appreciation (depreciation) on investments		7,357,498
Net Assets, for 5,708,336 shares outstanding		$ 60,659,969
Net Asset Value, offering price and redemption price per share ($60,659,969÷ 5,708,336 shares)		$ 10.63

Statement of Operations

	Year ended January 31, 2004

Investment Income
Dividends		$ 117,780
Interest		10,643
Security lending		885
Total income		129,308

Expenses
Management fee Basic fee	$ 193,460
Performance adjustment	(19,950)
Transfer agent fees	101,760
Accounting and security lending fees	57,826
Non-interested trustees' compensation	129
Custodian fees and expenses	11,010
Registration fees	31,437
Audit	38,248
Legal	2,323
Miscellaneous	205
Total expenses before reductions	416,448
Expense reductions	(29,021)	387,427
Net investment income (loss)		(258,119)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,105,631
Foreign currency transactions	(541)
Total net realized gain (loss)		2,105,090
Change in net unrealized appreciation (depreciation) on investment securities		9,851,907
Net gain (loss)		11,956,997
Net increase (decrease) in net assets resulting from operations		$ 11,698,878

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Structured Mid Cap Growth
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (258,119)	$ (161,132)
Net realized gain (loss)	2,105,090	(4,192,654)
Change in net unrealized appreciation (depreciation)	9,851,907	(2,232,872)
Net increase (decrease) in net assets resulting from operations	11,698,878	(6,586,658)
Share transactions Net proceeds from sales of shares	51,891,616	22,116,013
Cost of shares redeemed	(19,607,927)	(17,364,044)
Net increase (decrease) in net assets resulting from share transactions	32,283,689	4,751,969
Redemption fees	8,407	2,628
Total increase (decrease) in net assets	43,990,974	(1,832,061)

Net Assets
Beginning of period	16,668,995	18,501,056
End of period	$ 60,659,969	$ 16,668,995
Other Information Shares
Sold	5,449,353	2,508,495
Redeemed	(2,018,603)	(2,044,480)
Net increase (decrease)	3,430,750	464,015

Financial Highlights

Years ended January 31,	2004	2003	2002E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.32	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss)D	(.07)	(.07)	(.02)
Net realized and unrealized gain (loss)	3.38	(2.81)	.22
Total from investment operations	3.31	(2.88)	.20
Redemption fees added to paid in capitalD	-G	-G	-
Net asset value, end of period	$ 10.63	$ 7.32	$ 10.20
Total ReturnB,C	45.22%	(28.24)%	2.00%
Ratios to Average Net AssetsF
Expenses before expense reductions	1.25%	1.78%	2.40%A
Expenses net of voluntary waivers, if any	1.20%	1.20%	1.20%A
Expenses net of all reductions	1.16%	1.17%	1.20%A
Net investment income (loss)	(.77)%	(.89)%	(.86)%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 60,660	$ 16,669	$ 18,501
Portfolio turnover rate	94%	181%	94%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2004

1. Significant Accounting Policies.

Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The funds estimate the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, each fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Structured Large Cap Value Fund	$ 22,110,564	$ 3,497,809	$ (554,337)	$ 2,943,472
Fidelity Structured Mid Cap Value Fund	85,398,485	12,574,361	(1,137,506)	11,436,855
Fidelity Structured Large Cap Growth Fund	19,075,365	4,335,040	(287,945)	4,047,095
Fidelity Structured Mid Cap Growth Fund	53,722,047	9,051,379	(1,708,567)	7,342,812
Capital Loss Carryforward
Fidelity Structured Large Cap Value Fund	$ (1,709,735)
Fidelity Structured Mid Cap Value Fund	(4,841,204)
Fidelity Structured Large Cap Growth Fund	(3,773,591)
Fidelity Structured Mid Cap Growth Fund	(2,096,776)

The tax character of distributions paid was as follows:

January 31, 2004	Ordinary Income
Fidelity Structured Large Cap Value Fund	$ 194,730
Fidelity Structured Mid Cap Value Fund	251,617
January 31, 2003	Ordinary Income
Fidelity Structured Large Cap Value Fund	$ 148,524
Fidelity Structured Mid Cap Value Fund	350,115

Short-Term Trading (Redemption) Fees. Shares held in the funds less than 30 days are subject to a short-term trading fee equal to 0.75% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the funds and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. Certain funds may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Annual Report

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for the funds is subject to a performance adjustment (up to a maximum ±.20% of each applicable fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on each fund's relative investment performance as compared to an appropriate benchmark index. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, including the performance adjustment, if applicable was as follows:

	Individual Rate	Group Rate	Total
Fidelity Structured Large Cap Value Fund	.30%	.28%	.51%
Fidelity Structured Mid Cap Value Fund	.30%	.28%	.47%
Fidelity Structured Large Cap Growth Fund	.30%	.28%	.52%
Fidelity Structured Mid Cap Growth Fund	.30%	.28%	.52%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Structured Large Cap Value Fund	.28%
Fidelity Structured Mid Cap Value Fund	.30%
Fidelity Structured Large Cap Growth Fund	.34%
Fidelity Structured Mid Cap Growth Fund	.30%

Accounting and Security Lending Fees. FSC maintains each fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Fidelity Structured Large Cap Value Fund	$ 116
Fidelity Structured Mid Cap Value Fund	898
Fidelity Structured Large Cap Growth Fund	360
Fidelity Structured Mid Cap Growth Fund	543

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Fidelity Structured Large Cap Value Fund	1.20%	$ 48,238
Fidelity Structured Large Cap Growth Fund	1.20%	$ 62,800
Fidelity Structured Mid Cap Growth Fund	1.20%	$ 16,355

Many of the brokers with whom FMR places trades on behalf of certain funds provided services to these funds in addition to trade execution. These services included payments of expenses on behalf of each applicable fund. All of the applicable expense reductions are noted in the table below.

Brokerage Service Arrangements

Fidelity Structured Large Cap Value Fund	$ 2,974
Fidelity Structured Mid Cap Value Fund	9,299
Fidelity Structured Large Cap Growth Fund	2,767
Fidelity Structured Mid Cap Growth Fund	12,666

8. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Affiliated %
Fidelity Structured Large Cap Value Fund	13%

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (funds of Fidelity Devonshire Trust) at January 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Devonshire Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 26, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Structured Large Cap Value (2001), Structured Mid Cap Value (2001), Structured Large Cap Growth (2001), and Structured Mid Cap Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Devonshire Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bahaa Fam (46)

Year of Election or Appointment: 2004

Vice President of Structured Large Cap Growth and Structured Mid Cap Growth. Mr. Fam also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Fam worked as a quantitative equity analyst, director, and manager.

Eric D. Roiter (55)

Year of Election or Appointment: 2001

Secretary of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)

Year of Election or Appointment: 2002

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Thomas J. Simpson (45)

Year of Election or Appointment: 2001

Assistant Treasurer of Structured Large Cap Value, Structured Mid Cap Value, Structured Large Cap Growth, and Structured Mid Cap Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

Fidelity Structured Large Cap Value Fund	100%
Fidelity Structured Mid Cap Value Fund	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Structured Large Cap Value Fund	100%
Fidelity Structured Mid Cap Value Fund	100%

The funds will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
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851 East Hamilton Avenue
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10100 Santa Monica Blvd.
Los Angeles, CA

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Colorado

1625 Broadway
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Connecticut

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Delaware

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Florida

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Boca Raton, FL

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2948 N. Federal Highway
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8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
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8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
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1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
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Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Annual Report

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

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(U.K.) Inc.

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(Far East) Inc.

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(U.K.) Limited

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Fidelity Distributors Corporation
Boston, MA

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Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

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The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

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Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

LMC-UANN-0304
1.789259.100

Spartan®

Tax-Free Bond

Fund

Annual Report

January 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Life of fund A
Spartan® Tax-Free Bond	7.47%	7.72%

A From April 10, 2001.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Spartan® Tax-Free Bond Fund on April 10, 2001. The chart shows how the value of your investment would have grown, and also shows how the LB 3 Plus Year Muni - Non AMT Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Christine Thompson, Portfolio Manager of Spartan® Tax-Free Bond Fund

The municipal bond market benefited greatly from the Federal Reserve Board's decision to maintain an accommodative stance toward interest rates during the one-year period that ended January 31, 2004. Intermediate-to-long-maturity munis outperformed short-duration securities. Meanwhile, lower-rated securities also performed well, partly attributable to an improved credit outlook - most notably for the airline industry, which had suffered from credit and headline risk earlier in the year. Following a major Treasury sell-off in July - the second-worst month ever for the Treasury market - municipal-to-taxable-yield ratios moved more in line with historical averages. As a result, munis had an excellent 12-month period relative to taxable bonds. For the year, the Lehman Brothers® Municipal Bond Index advanced 6.19%. In comparison, the Lehman Brothers Aggregate Bond Index, a proxy for the taxable, investment-grade bond market, gained 4.85%. The outperformance of munis seems even more striking considering the tax-equivalent yield advantage they offer.

Spartan Tax-Free Bond Fund returned 7.47% during the past year, outpacing the 5.88% return for the fund's peer group - the LipperSM General Municipal Debt Funds Average - and the 6.45% return of the Lehman Brothers 3 Plus Year Non AMT Municipal Bond Index. The fund's outperformance stemmed from good security and sector selection. Overweighting strong-performing hospital bonds, coupled with good security selection within that sector, worked in the fund's favor. Overweighting bonds backed by fees and revenues rather than taxes also helped, as these securities outpaced bonds backed by economically sensitive taxes for much of the period. Further, the fund benefited from underweighting state-issued general obligation bonds, which came under pressure due to fiscal challenges faced at the state level. Specifically, the State of California - one of the largest issuers in the muni market - experienced credit downgrades, causing a decline in the market's and the fund's overall credit quality. Underweighting par bonds, which sell at face value, detracted from the fund's performance. These bonds were in strong demand by retail investors at times, helping them outpace premium and discount bonds, which sell above and below face value, respectively.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Five States as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	15.2	15.1
Texas	15.0	16.2
California	7.5	6.7
New York	7.1	8.7
Indiana	5.7	5.3
Top Five Sectors as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	40.6	39.0
Electric Utilities	16.8	18.2
Health Care	13.4	14.0
Transportation	9.0	8.8
Water & Sewer	5.9	8.1
Average Years to Maturity as of January 31, 2004
		6 months ago
Years	13.5	13.5
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of January 31, 2004
6 months ago
Years	7.4	7.9

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of January 31, 2004	As of July 31, 2003
AAA 64.8%	AAA 66.5%
AA,A 15.9%	AA,A 24.4%
BBB 15.4%	BBB 8.7%
BB and Below 0.0%	BB and Below 1.3%
Not Rated 0.0%	Not Rated 0.2%
Short-Term Investments and Net Other Assets 3.9%	Short-Term Investments and Net Other Assets* (1.1)%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

* Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments January 31, 2004

Showing Percentage of Net Assets

Municipal Bonds - 96.1%
	Principal Amount	Value (Note 1)
Alabama - 0.3%
Jefferson County Swr. Rev.:
Series A, 5% 2/1/33 (Pre-Refunded to 2/1/09 @ 101) (c)	$ 495,000	$ 557,848
Series D, 5.65% 2/1/17 (Pre-Refunded to 2/1/07 @ 101) (c)	105,000	117,718
		675,566
Alaska - 2.1%
North Slope Borough Gen. Oblig. Series A, 0% 6/30/07 (MBIA Insured)	5,000,000	4,631,600
Arizona - 1.3%
Arizona State Univ. Revs. 5.75% 7/1/27 (FGIC Insured)	2,500,000	2,823,725
Arkansas - 0.5%
Arkansas Gen. Oblig. (College Savings Prog.) Series 2001 A, 0% 6/1/12	1,415,000	1,034,252
California - 7.5%
California Dept. of Wtr. Resources Pwr. Supply Rev. Series A:
5.25% 5/1/09 (MBIA Insured)	1,500,000	1,696,860
5.5% 5/1/15 (AMBAC Insured)	600,000	677,484
5.875% 5/1/16	1,000,000	1,122,190
California Gen. Oblig.:
5% 2/1/11	1,000,000	1,081,390
5.25% 2/1/14	1,000,000	1,077,000
5.25% 2/1/15	500,000	532,860
5.25% 2/1/16	500,000	528,480
5.25% 2/1/20	500,000	513,295
5.25% 2/1/22	1,000,000	1,016,700
6.6% 2/1/09	150,000	172,794
6.6% 2/1/10	2,190,000	2,551,350
6.75% 6/1/06	1,020,000	1,121,164
6.75% 8/1/10	500,000	593,010
California Infrastructure & Econ. Dev. Bank Rev. 5% 10/1/15	2,135,000	2,344,550
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev.:
Series A, 5% 1/1/35 (MBIA Insured)	200,000	204,776
5% 1/15/16 (MBIA Insured)	200,000	214,788
5.75% 1/15/40	300,000	307,902
Golden State Tobacco Securitization Corp. Series 2003 B, 5.75% 6/1/23	1,000,000	1,038,150
		16,794,743
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Colorado - 3.6%
Broomfield Coliseum City & County Ctfs. of Prtn. 6% 12/1/29 (AMBAC Insured)	$ 1,750,000	$ 2,006,235
Colorado Dept. of Trans. Rev. 6% 6/15/08 (AMBAC Insured)	150,000	172,659
Douglas County School District #RE1 Douglas & Elbert Counties Series 2002 B, 5.75% 12/15/19 (FSA Insured)	1,000,000	1,151,600
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	1,000,000	1,136,890
Series B, 0% 9/1/13 (MBIA Insured)	1,415,000	956,710
El Paso County School District #49 Falcon 5.5% 12/1/21 (FGIC Insured)	1,500,000	1,661,745
Larimer County School District #R1 Poudre:
5.75% 12/15/17 (MBIA Insured)	275,000	317,922
6% 12/15/17 (FGIC Insured)	500,000	590,420
		7,994,181
Connecticut - 0.6%
Connecticut Gen. Oblig. Series D, 5.375% 11/15/18	1,000,000	1,120,900
Connecticut Health & Edl. Facilities Auth. Rev. (Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	205,000	221,650
		1,342,550
District Of Columbia - 0.9%
District of Columbia Ctfs. of Prtn. 5.5% 1/1/19 (AMBAC Insured)	1,565,000	1,743,973
District of Columbia Rev. (George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	200,000	227,432
		1,971,405
Florida - 3.0%
Florida Board of Ed. Lottery Rev. Series B, 6% 7/1/15 (FGIC Insured)	200,000	235,628
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.) 3.35%, tender 9/1/05 (b)	2,000,000	2,046,020
Hillsborough County Indl. Dev. Auth. Poll. Cont. Rev. (Tampa Elec. Co. Proj.) 4%, tender 8/1/07 (b)	3,000,000	3,057,780
Reedy Creek Impt. District Utils. Rev. Series 2, 5.25% 10/1/10 (MBIA Insured)	1,300,000	1,485,484
		6,824,912
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - 15.2%
Bolingbrook Gen. Oblig. Series A, 5.375% 1/1/38 (FGIC Insured)	$ 3,000,000	$ 3,158,970
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/30 (FGIC Insured)	1,000,000	255,980
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	1,100,000	1,262,668
0% 1/1/15 (MBIA Insured)	1,840,000	1,142,235
Chicago Midway Arpt. Rev. Series 2001 B, 5% 1/1/09 (FSA Insured)	1,250,000	1,383,988
Chicago Motor Fuel Tax Rev. 6.125% 1/1/09 (AMBAC Insured)	1,000,000	1,161,670
Chicago Transit Auth. Cap. Grant Receipts Rev. (Douglas Branch Proj.) Series 2003 B, 4.25% 6/1/08 (AMBAC Insured)	600,000	617,472
Coles & Cumberland Counties Cmnty. Unit School District #2 5.35% 2/1/19 (FGIC Insured)	1,495,000	1,610,444
DuPage County Cmnty. High School District #108 Lake Park 5.6% 1/1/20 (FSA Insured)	3,175,000	3,553,524
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.) Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	1,000,000	1,153,270
Illinois Edl. Facilities Auth. Revs. (DePaul Univ. Proj.) 5.65% 10/1/13 (AMBAC Insured)	100,000	113,602
Illinois Gen. Oblig.:
5.5% 4/1/17 (MBIA Insured)	400,000	446,508
5.6% 4/1/21 (MBIA Insured)	400,000	444,248
Illinois Health Facilities Auth. Rev. (Lake Forest Hosp. Proj.) Series A, 6% 7/1/17	2,700,000	2,930,688
Illinois Sales Tax Rev. 6% 6/15/20	300,000	346,323
Jersey & Greene County Cmnty. Unit School District #100 0% 12/1/18 (FSA Insured)	1,100,000	552,673
Kane & DuPage Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	1,000,000	1,117,520
Kane County School District #129 Aurora West Side Series A, 5.75% 2/1/21 (FGIC Insured)	1,445,000	1,626,290
Kane, McHenry, Cook & DeKalb Counties Cmnty. Unit School District #300 Carpentersville 5.5% 12/1/14 (MBIA Insured)	5,500,000	6,260,259
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	750,000	819,405
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Illinois - continued
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	$ 1,000,000	$ 217,220
5.75% 6/15/41 (MBIA Insured)	600,000	673,896
Series A, 0% 6/15/15 (FGIC Insured)	5,000,000	3,042,850
Univ. of Illinois Auxiliary Facilities Sys. Rev. Series A, 6% 4/1/15 (Pre-Refunded to 4/1/10 @ 101) (c)	155,000	185,149
		34,076,852
Indiana - 5.7%
Beech Grove School Bldg. Corp. 5.625% 7/5/24 (MBIA Insured)	1,875,000	2,135,625
Clark Pleasant Cmnty. School Bldg. Corp. 5.5% 7/15/16 (AMBAC Insured)	685,000	771,372
Indiana Health Facilities Fing. Auth. Hosp. Rev. 5.5% 2/15/30 (MBIA Insured)	1,000,000	1,083,750
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/11 (FGIC Insured)	2,320,000	2,638,350
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	3,000,000	3,086,700
Richland-Beanblossom Ind. School Bldg. Corp. 5.5% 7/15/15 (FGIC Insured)	1,885,000	2,126,563
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (b)	1,000,000	1,053,820
		12,896,180
Iowa - 1.1%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	2,800,000	2,425,948
Kansas - 1.3%
Burlington Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) 4.75%, tender 10/1/07 (b)	1,000,000	1,068,040
Kansas Dev. Fin. Auth. Pub. Wtr. Supply Revolving Ln. Fund Rev.:
(Sisters of Charity Leavenworth Health Svc. Co. Proj.) 5.25% 12/1/09 (MBIA Insured)	225,000	250,279
Series 2000 2, 5.75% 4/1/16 (AMBAC Insured)	600,000	694,998
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (b)	1,000,000	1,016,000
		3,029,317
Kentucky - 1.2%
Kentucky Property & Bldgs. Commission Revs. (#71 Proj.) 5.5% 8/1/09	750,000	854,753
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Kentucky - continued
Louisville & Jefferson County Metro. Swr. District Swr. & Drain Sys. Rev. Series A, 5% 5/15/38 (FGIC Insured) (a)	$ 500,000	$ 515,575
Owensboro Elec. Lt. & Pwr. Rev. Series B, 0% 1/1/07 (AMBAC Insured)	1,505,000	1,418,733
		2,789,061
Maine - 2.5%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	5,000,000	5,616,200
Massachusetts - 0.7%
Massachusetts Gen. Oblig. Series 2001 A, 5.5% 1/1/10	275,000	313,217
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5.1% 7/1/07 (Escrowed to Maturity) (c)	200,000	221,720
Massachusetts Wtr. Poll. Abatement Trust Pool Ln. Prog. Series 7, 5.25% 2/1/12	1,000,000	1,131,500
		1,666,437
Michigan - 0.9%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15 (FGIC Insured)	20,000	22,936
Detroit City School District 5.375% 5/1/15 (FGIC Insured)	375,000	415,226
Detroit Gen. Oblig. Series A, 5% 4/1/09 (FSA Insured) (a)	1,000,000	1,069,930
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (Pre-Refunded to 1/1/10 @ 101) (c)	135,000	159,412
Detroit Wtr. Supply Sys. Rev. Series 2001 A, 5.25% 7/1/33 (FGIC Insured)	50,000	52,340
Michigan Hosp. Fin. Auth. Hosp. Rev. (Ascension Health Cr. Group Proj.) Series A, 6.125% 11/15/26 (Pre-Refunded to 11/15/09 @ 101) (c)	100,000	119,663
Oakland Univ. Rev. 5.75% 5/15/26 (MBIA Insured)	50,000	53,612
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (FGIC Insured)	160,000	181,501
		2,074,620
Minnesota - 0.2%
Waconia Independent School District #110 Series A, 5% 2/1/12 (FSA Insured)	500,000	554,365
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Missouri - 1.1%
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. (State Revolving Fund Prog.) Series 2003 A, 5.125% 1/1/21	$ 1,000,000	$ 1,069,940
Missouri Highways & Trans. Commission State Road Rev. Series 2001 A, 5.625% 2/1/13	500,000	569,085
Saint Louis Muni. Fin. Corp. Leasehold Rev. (Civil Courts Bldg. Proj.) Series A, 5% 8/1/11 (FSA Insured)	765,000	855,668
		2,494,693
Montana - 0.2%
Forsyth Poll. Cont. Rev. (Portland Gen. Elec. Co. Projs.) Series A, 5.2%, tender 5/1/09 (b)	400,000	414,188
Nebraska - 0.2%
Omaha Gen. Oblig. 5.75% 12/1/14	380,000	447,184
Nevada - 0.5%
Clark County Gen. Oblig. Series 2000, 5.5% 7/1/30 (MBIA Insured)	500,000	541,090
Clark County School District Series 2000 A:
5.75% 6/15/17 (MBIA Insured)	200,000	228,030
5.75% 6/15/20 (MBIA Insured)	400,000	453,356
		1,222,476
New Jersey - 0.6%
New Jersey Tpk. Auth. Tpk. Rev. Series A, 5.625% 1/1/15 (MBIA Insured)	80,000	88,990
Tobacco Settlement Fing. Corp.:
4.375% 6/1/19	200,000	195,324
6.125% 6/1/24	400,000	398,308
6.125% 6/1/42	700,000	633,171
		1,315,793
New York - 7.1%
Erie County Indl. Dev. Agcy. School Facility Rev. (Buffalo City School District Proj.) 5.75% 5/1/21 (FSA Insured)	500,000	567,400
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (Escrowed to Maturity) (c)	5,000	5,933
Series 1997 B, 5% 7/1/20 (Escrowed to Maturity) (c)	500,000	526,145
Series 1997 E, 5% 7/1/16 (Pre-Refunded to 7/1/13 @ 100) (c)	10,000	11,339
Metro. Trans. Auth. Rev. Series 2002 A, 5.75% 11/15/32	1,700,000	1,879,061
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
New York - continued
Metro. Trans. Auth. Svc. Contract Rev.:
Series 2002 B, 5% 1/1/07	$ 5,000,000	$ 5,405,450
Series 7, 4.75% 7/1/19 (Pre-Refunded to 1/1/18 @ 100) (c)	35,000	37,778
Metro. Trans. Auth. Transit Facilities Rev. Series B2, 5% 7/1/17 (Escrowed to Maturity) (c)	250,000	268,395
Nassau County Gen. Oblig. Series Z, 5% 9/1/11 (FGIC Insured)	200,000	221,216
New York City Gen. Oblig. Series C, 5.75% 3/15/27 (FSA Insured)	500,000	555,440
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series A, 6% 6/15/28	1,000,000	1,162,850
New York State Envir. Facilities Corp. State Wtr. Poll. Cont. Revolving Fund Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series 1997 E, 6% 6/15/11 (MBIA Insured)	1,000,000	1,197,070
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17	500,000	562,315
New York State Thruway Auth. Svc. Contract Rev.:
5.5% 4/1/16	305,000	347,679
5.5% 4/1/16 (Pre-Refunded to 4/1/12 @ 100) (c)	695,000	806,242
New York Transitional Fin. Auth. Rev. Series A, 5.75% 2/15/16	200,000	229,406
Tobacco Settlement Fing. Corp. Series A1, 5.5% 6/1/16	1,800,000	1,929,528
Triborough Bridge & Tunnel Auth. Revs. Series Y, 6% 1/1/12 (Escrowed to Maturity) (c)	100,000	118,283
		15,831,530
North Carolina - 1.9%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev.:
Series A, 5.5% 1/1/11	600,000	663,768
Series B:
6% 1/1/05	2,000,000	2,025,280
6% 1/1/06	175,000	186,881
6.125% 1/1/09	100,000	112,432
Series D, 5.375% 1/1/10	500,000	548,165
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series B, 6.25% 1/1/07	750,000	826,628
		4,363,154
Ohio - 1.1%
Hilliard School District 5.75% 12/1/28 (FGIC Insured)	25,000	28,325
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Ohio - continued
Ohio Wtr. Dev. Auth. Poll. Cont. Facilities Rev. (Toledo Edison Co. Proj.) Series B, 4.5%, tender 9/1/05 (b)	$ 1,000,000	$ 1,025,370
Olentangy Local School District 5.5% 12/1/17 (FSA Insured)	1,295,000	1,460,993
		2,514,688
Oregon - 1.1%
Jackson County School District #9 Eagle Point 5.625% 6/15/16	350,000	397,460
Morrow County School District #1 5.625% 6/15/14 (FSA Insured)	1,500,000	1,705,485
Portland Swr. Sys. Rev. Series 2000 A, 5.75% 8/1/18 (FGIC Insured)	250,000	287,580
		2,390,525
Pennsylvania - 3.5%
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	1,000,000	1,131,650
Series 2002 B, 5.75% 12/1/35 (FGIC Insured)	1,000,000	1,131,710
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	1,000,000	1,071,170
Pennsylvania Tpk. Commission Registration Fee Rev. Series 2001, 5.5% 7/15/33 (AMBAC Insured)	1,000,000	1,093,160
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25% 8/1/09 (AMBAC Insured)	450,000	503,735
Tredyffrin-Easttown School District 5.5% 2/15/17	1,520,000	1,706,443
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/20 (FGIC Insured)	2,500,000	1,143,750
		7,781,618
Puerto Rico - 0.4%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Series 2000 C, 6% 7/1/29	500,000	564,415
Puerto Rico Commonwealth Infrastructure Fing. Auth. Series 2000 A, 5.5% 10/1/32 (Escrowed to Maturity) (c)	400,000	437,564
		1,001,979
Rhode Island - 0.2%
Providence Redev. Agcy. Rev. Series A, 5.75% 4/1/29 (AMBAC Insured)	300,000	337,536
South Carolina - 1.6%
Anderson County Joint Muni. Wtr. Sys. Wtrwks. Sys. Rev. 5.5% 7/15/17 (FSA Insured)	1,790,000	2,015,486
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
South Carolina - continued
Spartanburg County Health Svcs. District, Inc. Hosp. Rev. 5.5% 4/15/18 (FSA Insured)	$ 1,115,000	$ 1,236,022
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	455,000	429,993
		3,681,501
Tennessee - 3.0%
Elizabethton Health & Edl. Facilities Board Rev. Series 2000 B:
6% 7/1/12 (MBIA Insured)	2,125,000	2,518,253
6.25% 7/1/13 (MBIA Insured)	2,255,000	2,715,426
Metro. Govt. Nashville & Davidson County Health & Edl. Facilities Board Rev. (Ascension Health Cr. Group Proj.) Series A:
5.875% 11/15/28 (Pre-Refunded to 11/15/09 @ 101) (c)	200,000	237,844
6% 11/15/30 (Pre-Refunded to 11/15/09 @ 101) (c)	200,000	239,182
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	1,000,000	1,096,630
		6,807,335
Texas - 15.0%
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA Insured)	1,000,000	1,258,390
Bexar Metro. Wtr. District Wtrwks. Sys. Rev. 5.375% 5/1/19 (FSA Insured)	1,640,000	1,786,419
Comal Independent School District 0% 2/1/16	2,235,000	1,317,220
East Central Independent School District 5.625% 8/15/17 (d)	1,035,000	1,174,259
Garland Independent School District 5.5% 2/15/19	515,000	569,322
Harris County Gen. Oblig. 0% 10/1/13 (MBIA Insured)	2,000,000	1,369,560
Harris County Health Facilities Dev. Corp. Rev. (Saint Luke's Episcopal Hosp. Proj.):
Series 2001 A, 5.5% 2/15/12	1,375,000	1,524,325
5.75% 2/15/20	1,235,000	1,322,166
Houston Arpt. Sys. Rev.:
Series B, 5.5% 7/1/30 (FSA Insured)	600,000	638,490
5.5% 7/1/19 (FSA Insured)	1,500,000	1,634,775
La Joya Independent School District:
5.75% 2/15/17	2,000,000	2,275,160
5.75% 2/15/19	600,000	680,790
Mansfield Independent School District 5.5% 2/15/17	1,650,000	1,846,548
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Texas - continued
Mercedes Independent School District Series 2000, 5.625% 8/15/15	$ 275,000	$ 314,372
New Braunfels Independent School District 6% 2/1/09	725,000	841,370
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	750,000	864,308
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	200,000	226,722
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series A, 5.5%, tender 11/1/11 (b)	3,000,000	3,221,070
San Antonio Elec. & Gas Systems Rev. 5.375% 2/1/20	3,000,000	3,261,060
San Benito Consolidated Independent School District 6% 2/15/25	300,000	344,796
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	500,000	504,225
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept. Projs.) 5.5% 2/1/12 (FSA Insured)	150,000	167,706
Texas Tpk. Auth. Central Tpk. Sys. Rev.:
Series A, 0% 8/15/25 (AMBAC Insured)	1,000,000	325,730
5.5% 8/15/39 (AMBAC Insured)	1,850,000	2,000,664
5.75% 8/15/38 (AMBAC Insured)	1,200,000	1,350,852
Texas Tpk. Auth. Dallas North Tollway Rev. 5.25% 1/1/23 (FGIC Insured)	1,000,000	1,059,530
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg'l. Health Care Ctr. Proj.) 6% 7/1/27	1,000,000	1,031,420
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A, 5.5% 8/15/09	100,000	114,557
Waller Consolidated Independent School District 6% 2/15/12	175,000	204,810
Weatherford Independent School District 0% 2/15/23 (Pre-Refunded to 2/15/10 @ 42.135) (c)	1,500,000	525,015
		33,755,631
Utah - 1.6%
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	3,100,000	3,539,115
Vermont - 0.3%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care, Inc. Proj.):
Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	300,000	348,030
Series A, 5.75% 12/1/18 (AMBAC Insured)	200,000	229,742
		577,772
Municipal Bonds - continued
	Principal Amount	Value (Note 1)
Washington - 4.9%
Clark County Pub. Util. District #1 Elec. Rev. Series A, 5.5% 1/1/17 (FSA Insured)	$ 1,570,000	$ 1,748,964
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	2,000,000	2,317,820
Snohomish County Pub. Hosp. District #2 (Stevens Health Care Proj.) 4.5% 12/1/10 (FGIC Insured)	500,000	544,045
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	1,750,000	1,972,303
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 5% 7/1/12 (FSA Insured)	3,000,000	3,245,430
5.4% 7/1/12 (FSA Insured)	1,000,000	1,145,490
		10,974,052
Wisconsin - 2.1%
Douglas County Gen. Oblig. 5.5% 2/1/18 (FGIC Insured)	1,870,000	2,075,476
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	1,000,000	1,026,320
(Wheaton Franciscan Svcs., Inc. Proj.):
5.75% 8/15/30	1,000,000	1,047,740
6.25% 8/15/22	500,000	544,760
		4,694,296
Wyoming - 1.1%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (c)	1,890,000	2,372,782
TOTAL INVESTMENT PORTFOLIO - 96.1% (Cost $204,933,181)	215,739,762
NET OTHER ASSETS - 3.9%	8,699,012
NET ASSETS - 100%	$ 224,438,774
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Security collateralized by an amount sufficient to pay interest and principal.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,174,259 or 0.5% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
East Central Independent School District 5.625% 8/15/17	8/16/02	$ 1,140,280
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	40.6%
Electric Utilities	16.8
Health Care	13.4
Transportation	9.0
Water & Sewer	5.9
Others* (individually less than 5%)	14.3
100.0%
*Includes net other assets

Purchases and sales of securities, other than short-term securities, aggregated $38,880,397 and $75,032,081, respectively.
Income Tax Information
The fund hereby designates approximately $2,535,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2004

Assets
Investment in securities, at value (cost $204,933,181) - See accompanying schedule		$ 215,739,762
Cash		4,816,769
Receivable for investments sold		3,077,708
Receivable for fund shares sold		507,009
Interest receivable		2,375,493
Prepaid expenses		1,294
Receivable from investment adviser for expense reductions		59,384
Other receivables		2,380
Total assets		226,579,799

Liabilities
Payable for investments purchased on a delayed delivery basis	$ 1,571,736
Payable for fund shares redeemed	248,274
Distributions payable	182,230
Accrued management fee	70,202
Other affiliated payables	17,428
Other payables and accrued expenses	51,155
Total liabilities		2,141,025

Net Assets		$ 224,438,774
Net Assets consist of:
Paid in capital		$ 212,840,745
Undistributed net investment income		7,645
Accumulated undistributed net realized gain (loss) on investments		783,803
Net unrealized appreciation (depreciation) on investments		10,806,581
Net Assets, for 20,764,297 shares outstanding		$ 224,438,774
Net Asset Value, offering price and redemption price per share ($224,438,774 ÷ 20,764,297 shares)		$ 10.81

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2004

Investment Income
Interest		$ 10,386,733

Expenses
Management fee	$ 902,194
Transfer agent fees	158,024
Accounting fees and expenses	86,591
Non-interested trustees' compensation	1,020
Custodian fees and expenses	4,636
Registration fees	55,445
Audit	53,824
Legal	14,629
Miscellaneous	3,985
Total expenses before reductions	1,280,348
Expense reductions	(728,847)	551,501
Net investment income (loss)		9,835,232
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		2,827,354
Change in net unrealized appreciation (depreciation) on investment securities		3,501,239
Net gain (loss)		6,328,593
Net increase (decrease) in net assets resulting from operations		$ 16,163,825

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,835,232	$ 9,211,466
Net realized gain (loss)	2,827,354	1,050,734
Change in net unrealized appreciation (depreciation)	3,501,239	6,808,185
Net increase (decrease) in net assets resulting from operations	16,163,825	17,070,385
Distributions to shareholders from net investment income	(9,825,846)	(9,215,805)
Distributions to shareholders from net realized gain	(2,502,717)	(522,717)
Total distributions	(12,328,563)	(9,738,522)
Share transactions Net proceeds from sales of shares	109,076,206	251,535,006
Reinvestment of distributions	9,472,572	7,475,766
Cost of shares redeemed	(151,390,230)	(172,290,922)
Net increase (decrease) in net assets resulting from share transactions	(32,841,452)	86,719,850
Redemption fees	14,003	21,950
Total increase (decrease) in net assets	(28,992,187)	94,073,663

Net Assets
Beginning of period	253,430,961	159,357,298
End of period (including undistributed net investment income of $7,645 and undistributed net investment income of $5,477, respectively)	$ 224,438,774	$ 253,430,961
Other Information Shares
Sold	10,140,946	24,128,841
Issued in reinvestment of distributions	882,955	712,332
Redeemed	(14,176,365)	(16,485,572)
Net increase (decrease)	(3,152,464)	8,355,601

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2004	2003	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.60	$ 10.24	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.444	.432	.352
Net realized and unrealized gain (loss)	.329	.384	.245
Total from investment operations	.773	.816	.597
Distributions from net investment income	(.444)	(.434)	(.350)
Distributions from net realized gain	(.120)	(.023)	(.008)
Total distributions	(.564)	(.457)	(.358)
Redemption fees added to paid in capital D	.001	.001	.001
Net asset value, end of period	$ 10.81	$ 10.60	$ 10.24
Total Return B, C	7.47%	8.13%	6.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.54%	.52%	.66% A
Expenses net of voluntary waivers, if any	.25%	.18%	.10% A
Expenses net of all reductions	.23%	.14%	.06% A
Net investment income (loss)	4.14%	4.13%	4.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 224,439	$ 253,431	$ 159,357
Portfolio turnover rate	17%	28%	28% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period April 10, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2004

1. Significant Accounting Policies.

Spartan Tax-Free Bond Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains and market discount.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 11,330,402	|
Unrealized depreciation	(515,175)
Net unrealized appreciation (depreciation)	10,815,227
Undistributed ordinary income	773,814
Undistributed long-term capital gain	190,747

Cost for federal income tax purposes	$ 204,924,535

The tax character of distributions paid was as follows:

	January 31, 2004	January 31, 2003
Tax-exempt Income	$ 9,825,846	$ 9,215,805
Ordinary Income	145,187	249,338
Long-term Capital Gains	2,357,530	273,379
Total	$ 12,328,563	$ 9,738,522

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments.

Annual Report

2. Operating Policies - continued

Annual Report

Delayed Delivery Transactions and When-Issued Securities - continued

The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .38% of the fund's average net assets.

Notes to Financial Statements - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month.

Annual Report

For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.

5. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .25% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $686,834.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $4,620 and $37,393, respectively.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Devonshire Trust and Shareholders of Spartan Tax-Free Bond Fund:

We have audited the accompanying statement of assets and liabilities of Spartan Tax-Free Bond Fund (the Fund), a fund of Fidelity Devonshire Trust, including the portfolio of investments, as of January 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 10, 2001 to January 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan Tax-Free Bond Fund as of January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period from April 10, 2001 to January 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 12, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Spartan Tax-Free Bond (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Devonshire Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Dwight D. Churchill (50)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond. He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Charles S. Morrison (43)

Year of Election or Appointment: 2002

Vice President of Spartan Tax-Free Bond. Mr. Morrison also serves as Vice President of Fidelity's Bond Funds (2002), and Vice President of certain Asset Allocation and Balanced Funds (2002). He serves as Vice President (2002) and Bond Group Leader (2002) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Vice President of FIMM (2002) and FMR (2002). Mr. Morrison joined Fidelity in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Christine J. Thompson (45)

Year of Election or Appointment: 2001

Vice President of Spartan Tax-Free Bond and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (55)

Year of Election or Appointment: 2001

Secretary of Spartan Tax-Free Bond. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Spartan Tax-Free Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Spartan Tax-Free Bond. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Spartan Tax-Free Bond. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Jennifer S. Taub (37)

Year of Election or Appointment: 2003

Assistant Vice President of Spartan Tax-Free Bond. Ms. Taub is Assistant Vice President of Fidelity's Fixed-Income Funds (2003), Assistant Secretary of FIMM (2003), and is an employee of FMR.

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Spartan Tax-Free Bond. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 2001 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan Tax-Free Bond. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Spartan Tax-Free Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2001

Assistant Treasurer of Spartan Tax-Free Bond. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan Tax Free Bond Fund voted to pay on March 8, 2004 to shareholders of record at the opening of business on March 5, 2004, a distribution of $.01 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

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Annual Report

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405 Cochituate Road
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416 Belmont Street
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Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

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Michigan

280 Old N. Woodward Ave.
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Minnesota

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Annual Report

Utah

215 South State Street
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Virginia

1861 International Drive
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Washington

411 108th Avenue, N.E.
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1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments Money
Management, Inc.

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(U.K.) Limited

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Servicing Agent

Citibank, N.A.

New York, NY

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Boston, MA

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Citibank, N.A.

New York, NY

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Spartan® Arizona Municipal Income

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Spartan Ohio Municipal Income

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Spartan Short-Intermediate
Municipal Income

Spartan Tax-Free Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SFB-UANN-0304
1.789257.100

Fidelity®

Utilities

Fund

Annual Report

January 31, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Annual Report

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities Fund	26.91%	-5.72%	5.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on January 31, 1994. The chart shows what the value of your investment would have been, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Andrew Burzumato, Portfolio Manager of Fidelity® Utilities Fund

Stocks snapped a three-year slide in 2003 and got off to a promising start in the first month of 2004. Three popular benchmarks of the domestic equity markets - the Standard & Poor's 500SM Index, the Dow Jones Industrial AverageSM and the NASDAQ Composite® Index - had positive returns in 10 of the period's 12 months. The primary driver of market performance during the past year was investor confidence in the strength of the economy. Gross domestic product (GDP) grew 8.2% in the third quarter of 2003, its best quarter since 1984. The willingness to take on additional risk was complemented by aggressive monetary stimulus by the federal government, ultra-low interest rates unseen since the Eisenhower presidency and a 38-year low in the rate of inflation. For the year overall, the S&P 500® gained 34.57%, the Dow closed up 33.12% and the tech-heavy NASDAQ® index advanced a whopping 57.21%. Not to be outdone, the Russell 2000® Index - a performance barometer of small-cap stocks, a category investors favored during the past year - soared 58.03%.

During the past year, the fund gained 26.91%, while the Russell 3000® Utilities Index and the LipperSM Utility Funds Average, rose 25.75% and 28.64%, respectively. Strong security selection overall boosted returns relative to the index. In general, the fund was well-positioned to take advantage of reasonably valued electric utilities that delivered above-average total returns through earnings growth and dividend income. Stocks such as Entergy and Northeast Utilities - the latter of which I sold - topped our list of contributors. The fund also benefited from owning selected restructuring names, most notably AES, which soared as the market's fears about bankruptcy went away. Elsewhere, our positioning in integrated telecom services boosted returns, as we remained heavily underweighted in the RBOCs - including Verizon and SBC Communications - major components of the benchmark that were among the market's worst performers. On the down side, the fund had limited exposure to a late-period surge in wireless services stocks, which detracted versus the fund's benchmarks. Avoiding AT&T Wireless and Sprint PCS hurt a lot, as did underweighting Nextel. Overweighting RBOC Qwest Communications also was a major drag.

Note to shareholders: Andrew Burzumato became Portfolio Manager of Fidelity Utilities Fund on October 1, 2003.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Citizens Communications Co.	8.4	8.8
Verizon Communications, Inc.	8.1	8.2
FirstEnergy Corp.	7.3	6.9
EchoStar Communications Corp. Class A	6.7	6.9
Entergy Corp.	5.7	5.2
SBC Communications, Inc.	5.3	4.4
Dominion Resources, Inc.	5.2	5.1
Calpine Corp.	5.0	0.0
BellSouth Corp.	4.7	4.9
AES Corp.	4.2	2.8
	60.6
Top Industries as of January 31, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	34.1	39.6
Diversified Telecommunication Services	30.3	31.1
Multi-Utilities & Unregulated Power	15.1	7.2
Media	11.7	11.4
Wireless Telecommunication Services	3.6	2.9
Asset Allocation (% of fund's net assets)
As of January 31, 2004 *		As of July 31, 2003 **
	Stocks 97.3%		Stocks 97.6%
	Convertible Securities 0.0%		Convertible Securities 0.9%
	Short-Term Investments and Net Other Assets 2.7%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	0.1%	** Foreign investments	0.0%

Annual Report

Investments January 31, 2004

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.7%
Media - 11.7%
Cablevision Systems Corp. - NY Group Class A (a)	335,000	$ 8,569
Comcast Corp.:
Class A (a)	552,003	18,834
Class A (special) (a)	236,200	7,783
EchoStar Communications Corp. Class A (a)	1,587,600	57,947
Hughes Electronics Corp. (a)	441,846	7,397
News Corp. Ltd. sponsored ADR	20,965	672
		101,202
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Grey Wolf, Inc. (a)	553,400	2,313
INFORMATION TECHNOLOGY - 0.8%
IT Services - 0.3%
CSG Systems International, Inc. (a)	200,000	2,866
Semiconductors & Semiconductor Equipment - 0.5%
Agere Systems, Inc. Class A (a)	987,300	3,801
TOTAL INFORMATION TECHNOLOGY		6,667
TELECOMMUNICATION SERVICES - 33.9%
Diversified Telecommunication Services - 30.3%
ALLTEL Corp.	207,200	10,086
BellSouth Corp.	1,406,900	41,124
CenturyTel, Inc.	50,000	1,320
Citizens Communications Co. (a)	6,202,831	72,760
Qwest Communications International, Inc. (a)	5,319,527	21,491
SBC Communications, Inc.	1,784,434	45,503
Verizon Communications, Inc.	1,894,600	69,835
		262,119
Wireless Telecommunication Services - 3.6%
American Tower Corp. Class A (a)	1,804,000	19,826
Crown Castle International Corp. (a)	120,000	1,488
Nextel Communications, Inc. Class A (a)	176,700	4,663
SBA Communications Corp. Class A (a)	265,000	1,179
SpectraSite, Inc. (a)	105,000	3,843
		30,999
TOTAL TELECOMMUNICATION SERVICES		293,118
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 50.6%
Electric Utilities - 34.1%
Dominion Resources, Inc.	704,600	$ 45,207
Edison International	465,000	10,230
Entergy Corp.	846,000	49,474
FirstEnergy Corp.	1,695,100	63,600
FPL Group, Inc.	457,400	30,074
PG&E Corp. (a)	1,244,100	33,404
PPL Corp.	230,400	10,534
Southern Co.	684,900	20,410
TXU Corp.	961,200	23,069
Wisconsin Energy Corp.	255,000	8,438
		294,440
Gas Utilities - 1.1%
KeySpan Corp.	230,200	8,395
Sempra Energy	43,300	1,348
		9,743
Multi-Utilities & Unregulated Power - 15.1%
AES Corp. (a)	3,768,700	36,783
Calpine Corp. (a)	7,365,800	42,869
Constellation Energy Group, Inc.	190,000	7,644
Equitable Resources, Inc.	582,700	25,575
ONEOK, Inc.	397,800	9,026
SCANA Corp.	173,000	6,007
Sierra Pacific Resources (a)	360,100	2,834
		130,738
Water Utilities - 0.3%
Aqua America, Inc.	119,505	2,605
TOTAL UTILITIES		437,526
TOTAL COMMON STOCKS (Cost $901,719)		840,826
Money Market Funds - 8.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.08% (b)	23,731,299	$ 23,731
Fidelity Securities Lending Cash Central Fund, 1.08% (b)	47,747,975	47,748
TOTAL MONEY MARKET FUNDS (Cost $71,479)		71,479
TOTAL INVESTMENT PORTFOLIO - 105.6% (Cost $973,198)		912,305
NET OTHER ASSETS - (5.6)%		(48,233)
NET ASSETS - 100%		$ 864,072
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $172,319,000 and $282,267,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,000 for the period.
Income Tax Information

At January 31, 2004, the fund had a capital loss carryforward of approximately $673,848,000 of which $406,946,000, $255,837,000 and $11,065,000 will expire on January 31, 2010, 2011 and 2012, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	January 31, 2004

Assets
Investment in securities, at value (including securities loaned of $48,057) (cost $973,198) - See accompanying schedule		$ 912,305
Receivable for fund shares sold		2,053
Dividends receivable		2,301
Interest receivable		11
Prepaid expenses		5
Other receivables		70
Total assets		916,745

Liabilities
Payable for investments purchased	$ 2,134
Payable for fund shares redeemed	2,140
Accrued management fee	370
Other affiliated payables	208
Other payables and accrued expenses	73
Collateral on securities loaned, at value	47,748
Total liabilities		52,673

Net Assets		$ 864,072
Net Assets consist of:
Paid in capital		$ 1,618,343
Undistributed net investment income		1,216
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(694,594)
Net unrealized appreciation (depreciation) on investments		(60,893)
Net Assets, for 73,652 shares outstanding		$ 864,072
Net Asset Value, offering price and redemption price per share ($864,072 ÷ 73,652 shares)		$ 11.73

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended January 31, 2004

Investment Income
Dividends		$ 22,547
Interest		199
Security lending		89
Total income		22,835

Expenses
Management fee Basic fee	$ 3,995
Performance adjustment	(377)
Transfer agent fees	2,208
Accounting and security lending fees	245
Non-interested trustees' compensation	5
Depreciation in deferred trustee compensation account	(2)
Custodian fees and expenses	22
Registration fees	47
Audit	52
Legal	9
Miscellaneous	14
Total expenses before reductions	6,218
Expense reductions	(108)	6,110
Net investment income (loss)		16,725
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	14,300
Foreign currency transactions	1
Total net realized gain (loss)		14,301
Change in net unrealized appreciation (depreciation) on investment securities		164,407
Net gain (loss)		178,708
Net increase (decrease) in net assets resulting from operations		$ 195,433

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2004	Year ended January 31, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 16,725	$ 17,848
Net realized gain (loss)	14,301	(274,881)
Change in net unrealized appreciation (depreciation)	164,407	(49,380)
Net increase (decrease) in net assets resulting from operations	195,433	(306,413)
Distributions to shareholders from net investment income	(17,464)	(18,028)
Share transactions Net proceeds from sales of shares	124,934	136,154
Reinvestment of distributions	15,548	15,999
Cost of shares redeemed	(242,876)	(357,689)
Net increase (decrease) in net assets resulting from share transactions	(102,394)	(205,536)
Total increase (decrease) in net assets	75,575	(529,977)

Net Assets
Beginning of period	788,497	1,318,474
End of period (including undistributed net investment income of $1,216 and undistributed net investment income of $1,954, respectively)	$ 864,072	$ 788,497
Other Information Shares
Sold	11,710	13,655
Issued in reinvestment of distributions	1,501	1,597
Redeemed	(23,053)	(35,350)
Net increase (decrease)	(9,842)	(20,098)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 9.44	$ 12.73	$ 17.22	$ 26.18	$ 24.11
Income from Investment Operations
Net investment income (loss) B	.21	.19	.16	.10	.15
Net realized and unrealized gain (loss)	2.30	(3.28)	(4.49)	(4.24)	5.15
Total from investment operations	2.51	(3.09)	(4.33)	(4.14)	5.30
Less Distributions
From net investment income	(.22)	(.20)	(.16)	(.09)	(.18)
From net realized gain	-	-	-	(3.40)	(3.05)
In excess of net realized gain	-	-	-	(1.33)	-
Total distributions	(.22)	(.20)	(.16)	(4.82)	(3.23)
Net asset value, end of period	$ 11.73	$ 9.44	$ 12.73	$ 17.22	$ 26.18
Total Return A	26.91%	(24.34)%	(25.22)%	(16.21)%	23.80%
Ratios to Average Net Assets C
Expenses before expense reductions	.75%	.99%	.94%	.80%	.80%
Expenses net of voluntary waivers, if any	.75%	.99%	.94%	.80%	.80%
Expenses net of all reductions	.73%	.95%	.89%	.78%	.79%
Net investment income (loss)	2.01%	1.90%	1.05%	.43%	.61%
Supplemental Data
Net assets, end of period (in millions)	$ 864	$ 788	$ 1,318	$ 2,227	$ 2,973
Portfolio turnover rate	21%	32%	58%	126%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 103,782	|
Unrealized depreciation	(185,421)
Net unrealized appreciation (depreciation)	(81,639)
Undistributed ordinary income	1,216
Capital loss carryforward	(673,848)

Cost for federal income tax purposes	$ 993,944

The tax character of distributions paid was as follows:

	January 31, 2004	January 31, 2003

Ordinary Income	$ 17,464	$ 18,028

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .44% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of ..27% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $198 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to

Annual Report

5. Committed Line of Credit - continued

pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $108 for the period.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Utilities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Utilities Fund (a fund of Fidelity Devonshire Trust) at January 31, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Utilities Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 11, 2004

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 291 funds advised by FMR or an affiliate. Mr. McCoy oversees 293 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1985

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Utilities (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Donald J. Kirk (71)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Ms. Small may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Devonshire Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Devonshire Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Bart A. Grenier (45)

Year of Election or Appointment: 2001

Vice President of Utilities. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Eric D. Roiter (55)

Year of Election or Appointment: 1998

Secretary of Utilities. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Utilities. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Utilities. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments,

Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Utilities. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Utilities. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment:1987 Assistant Treasurer of Utilities. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Utilities. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Utilities. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Utilities. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

A total of .07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed in the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth and Income Funds

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Item 2. Code of Ethics

As of the end of the period, January 31, 2004, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Equity Income Fund, Fidelity Real Estate Investment Portfolio, Fidelity Structured Large Cap Growth Fund, Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Growth Fund, Fidelity Structured Mid Cap Value Fund, and Fidelity Utilities Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Equity Income Fund	$140,000	$113,000
Fidelity Real Estate Investment Portfolio	$73,000	$44,000
Fidelity Structured Large Cap Growth Fund	$29,000	$24,000
Fidelity Structured Large Cap Value Fund	$29,000	$24,000
Fidelity Structured Mid Cap Growth Fund	$30,000	$24,000
Fidelity Structured Mid Cap Value Fund	$30,000	$25,000
Fidelity Utilities Fund	$40,000	$37,000
All funds in the Fidelity Group of Funds audited by PwC	$10,700,000	$8,200,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Spartan Tax-Free Bond Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Spartan Tax-Free Bond Fund	$37,000	$23,000
All funds in the Fidelity Group of Funds audited by Deloitte	$4,100,000	$2,300,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A, B	2003 A, B
Fidelity Equity Income Fund	$0	$0
Fidelity Real Estate Investment Portfolio	$0	$0
Fidelity Structured Large Cap Growth Fund	$0	$0
Fidelity Structured Large Cap Value Fund	$0	$0
Fidelity Structured Mid Cap Growth Fund	$0	$0
Fidelity Structured Mid Cap Value Fund	$0	$0
Fidelity Utilities Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Audit-Related Fees billed by Deloitte for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A, B	2003 A, B
Spartan Tax- Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A, B	2003A, B
PwC	$50,000	$0
Deloitte	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent accountant. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A, B	2003A, B
Fidelity Equity Income Fund	$3,800	$3,400
Fidelity Real Estate Investment Portfolio	$3,000	$2,800
Fidelity Structured Large Cap Growth Fund	$2,300	$2,100
Fidelity Structured Large Cap Value Fund	$2,300	$2,100
Fidelity Structured Mid Cap Growth Fund	$2,300	$2,100
Fidelity Structured Mid Cap Value Fund	$2,300	$2,100
Fidelity Utilities Fund	$3,000	$2,800
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Tax Fees billed by Deloitte for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A, B	2003A, B
Spartan Tax-Free Bond Fund	$3,600	$3,100
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Tax Fees billed by PwC and Deloitte that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A, B	2003A, B
PwC	$0	$0
Deloitte	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A, B	2003A, B
Fidelity Equity Income Fund	$18,200	$18,600
Fidelity Real Estate Investment Portfolio	$3,000	$2,300
Fidelity Structured Large Cap Growth Fund	$1,200	$1,200
Fidelity Structured Large Cap Value Fund	$1,200	$1,200
Fidelity Structured Mid Cap Growth Fund	$1,200	$1,200
Fidelity Structured Mid Cap Value Fund	$1,200	$1,200
Fidelity Utilities Fund	$1,900	$2,300
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Other Fees billed by Deloitte for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A, B	2003A, B
Spartan Tax-Free Bond Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate Other Fees billed by PwC and Deloitte that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A, B	2003A, B
PwC	$140,000	$210,000
Deloitte	$290,000	$640,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Audit Committee to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2004 and January 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2004 and January 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2004 and January 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2004 and January 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2004 and January 31, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended January 31, 2004 and January 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended January 31, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Equity Income Fund	0%
Fidelity Real Estate Investment Portfolio	0%
Fidelity Structured Large Cap Growth Fund	0%
Fidelity Structured Large Cap Value Fund	0%
Fidelity Structured Mid Cap Growth Fund	0%
Fidelity Structured Mid Cap Value Fund	0%
Fidelity Utilities Fund	0%

According to Deloitte for the fiscal year ended January 31, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte is as follows:

Fund	2004
Spartan Tax-Free Bond Fund	0%

(g) For the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate fees billed by PwC of $1,750,000A,B and $1,850,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A,B	2003A,B
Covered Services	$200,000	$300,000
Non-Covered Services	$1,550,000	$1,550,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended January 31, 2004 and January 31, 2003, the aggregate fees billed by Deloitte of $1,450,000A,B and $1,750,000A,B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004 A,B	2003 A,B
Covered Services	$300,000	$650,000
Non-Covered Services	$1,150,000	$1,100,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte in their audit of the funds, taking into account representations from PwC and Deloitte, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 10. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 11. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	March 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	March 30, 2004
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	March 29, 2004